The Scudder Horizon Advantage Variable Annuity

                          Prospectus dated May 26, 2000

           Group Flexible Premium Deferred Variable Annuity Contracts

                                   offered by

                   Allstate Life Insurance Company of New York
                One Allstate Drive, Farmingville, New York 11738

                                     through

                  Allstate Life of New York Separate Account A

Allstate Life Insurance Company of New York ("Allstate New York") is offering the Scudder Horizon Advantage Variable Annuity, a group flexible premium deferred variable annuity contract ("Contract"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 11 investment alternatives ("investment alternatives"). The investment alternatives include 2 fixed account options ("Fixed Account Options") and 9 variable sub-accounts ("Variable Sub-Accounts") of the Allstate Life of New York Separate Account A ("Variable Account"). Each Variable Sub-Account invests exclusively in shares of one of the following mutual fund portfolios ("Portfolios") of Scudder Variable Life Investment Fund ("Fund"):

      Balanced Portfolio                        International Portfolio
      Bond Portfolio                            Large Company Growth Portfolio
      Capital Growth Portfolio                  Money Market Portfolio
      Global Discovery Portfolio                21st Century Growth Portfolio
      Growth and Income Portfolio

We (Allstate New York) have filed a Statement of Additional Information, dated May 26, 2000, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. Its table of contents appears on page A-1 of this prospectus. For a free copy, please write us at our customer service center (P.O. Box 94038, Palatine, IL 60094-4038) or call us at 1-800-833-0194 (Scudder Direct) or 1-800-875-9040 (AARP Investment Program Members), or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

Important Notices

The Securities and Exchange Commission has not approved or disapproved the securities described in this prospectus, nor has it passed on the accuracy or the adequacy of this prospectus. Anyone who tells you otherwise is committing a federal crime.

 The Contracts may be distributed through broker-dealers that have relationships with banks or other financial institutions or by employees of such banks. However, the Contracts are not deposits, or obligations of, or guaranteed by such institutions or any federal regulatory agency. Investment in the Contracts involves investment risks, including possible loss of principal.

The Contracts are not FDIC insured.

The Contracts are only available in New York.


Table of Contents

Important Terms....................................................................5
The Contract at a Glance...........................................................6
How the Contract Works.............................................................8
Expense Table......................................................................9
   Contract Owner Transaction Expenses.............................................9
   Variable Account Annual Expenses................................................9
   Portfolio Annual Expenses......................................................10
   Example........................................................................10
Financial Information.............................................................11
The Contract......................................................................12
   The Contract Owner.............................................................12
   Annuitant......................................................................12
   Beneficiary....................................................................13
   Modification of the Contract...................................................13
   Assignment.....................................................................13
Purchases.........................................................................14
   Minimum Purchase Payments......................................................14
   Automatic Additions Program....................................................14
   Allocation of Purchase Payments................................................14
   Right to Cancel................................................................15
Contract Value....................................................................16
   Accumulation Units.............................................................16
   Accumulation Unit Value........................................................16
Investment Alternatives: The Variable Sub-Accounts................................17
Investment Alternatives: The Fixed Account Options................................18
   Standard Fixed Account Option and  Dollar Cost Averaging Option................18
Investment Alternatives: Transfers................................................19
   Transfers During the Accumulation Phase........................................19
   Transfers During the Payout Phase..............................................19
   Telephone Transfers............................................................20
   Dollar Cost Averaging Program..................................................20
   Automatic Portfolio Rebalancing Program........................................21
Expenses..........................................................................22
   Mortality and Expense Risk Charge..............................................22
   Administrative Expense Charge..................................................22
   Transfer Charge................................................................22
   Premium Taxes..................................................................22
   Deduction for Variable Account Income Taxes....................................23
   Other Expenses.................................................................23
Access to Your Money..............................................................24
   Postponement of Payments.......................................................24
   Systematic Withdrawal Program..................................................25
   Minimum Contract Value.........................................................25
Income Payments...................................................................26
   Payout Start Date..............................................................26
   Income Plans...................................................................26
   Variable Income Payments.......................................................28
   Fixed Income Payments..........................................................28
   Certain Employee Benefit Plans.................................................28
Death Benefits....................................................................29
   Death Benefit Amount...........................................................29
   Enhanced Death Benefit Option..................................................29
   Death Benefit Payments.........................................................30
More Information..................................................................31
   Allstate New York..............................................................31
   The Variable Account...........................................................31
   The Portfolios.................................................................32
   The Contract...................................................................33
   Qualified Plans................................................................34
   Legal Matters..................................................................34
   Year 2000......................................................................34
Taxes.............................................................................35
   Taxation of Annuities in General...............................................35
   Tax Qualified Contracts........................................................38
   Income Tax Withholding.........................................................39
Performance Information...........................................................39
Statement of Additional Information..............................................A-1

Important Terms

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the pages that describe each term. The first use of each term in this prospectus appears in bold.

 Accumulation Phase...............................................................8
 Accumulation Unit ..............................................................16
 Accumulation Unit Value ........................................................16
 Allstate New York ("We")........................................................ 1
 Anniversary Values .............................................................30
 Annuitant ......................................................................12
 Automatic Additions Program ....................................................14
 Automatic Portfolio Rebalancing Program ........................................21
 Beneficiary.....................................................................13
 Cancellation Period.............................................................15
 Contract*........................................................................6
 Contract Anniversary.............................................................7
 Contract Owner ("You")..........................................................12
 Contract Value..................................................................16
 Contract Year....................................................................7
 Dollar Cost Averaging Option....................................................18
 Dollar Cost Averaging Program...................................................20
 Due Proof of Death..............................................................29
 Enhanced Death Benefit Option...................................................29
 Fixed Accounts Option...........................................................18
 Fund ............................................................................1
 Guarantee Periods ..............................................................27
 Income Plan ....................................................................26
 Investment Alternatives ........................................................17
 Issue Date ......................................................................8
 Payout Phase ....................................................................8
 Payout Start Date ..............................................................26
 Portfolios .....................................................................32
 Qualified Contracts ............................................................38
 Right to Cancel.................................................................15
 SEC  ........................................................................... 1
 Systematic Withdrawal Program ..................................................25
 Valuation Date .................................................................14
 Variable Account ...............................................................31
 Variable Sub-Account ...........................................................17






* We will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise.

The Contract at a Glance

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.


Flexible Payments          You can purchase a Contract with an initial  purchase  payment
                           of  $2,500  ($2,000  for  "Qualified   Contracts,"  which  are
                           Contracts  issued with qualified  plans).  Prior to the Payout
                           Start Date you can add to your  Contract as often as you like.
                           We may limit the amount of each purchase  payment to a minimum of $100 and a maximum of $1,000,000.

Right to Cancel            You may cancel your Contract  within 10 days after receipt (60 days if you are exchanging  another  contract for the Contract described in this prospectus)  ("Cancellation  Period").  Upon cancellation we will return your purchase  payments  adjusted, to the extent  federal or state law  permits,  to reflect  the
                           investment   experience  of  any  amounts   allocated  to  the
                           Variable Account.

Expenses                   You will bear the following expenses:

                           o     Total Variable Account annual Expenses equal to
                                 0.70% of average daily net Assets (0.80% if you
                                 select the Enhanced Death Benefit Option)
                           o     Transfer fee of $10 after 12th transfer in any Contract  Year (charge  currently waived)
                           o     State premium tax (New York Currently does not impose one).

                           In addition, each Portfolio pays expenses that you will bear indirectly if you invest in a Variable
                           Sub-Account.

Investment                 The  Contract   offers  11   investment   alternatives   including:
Alternatives               o    2 Fixed  Account  Options  (which  credit  interest  at rates we guarantee), and
                           o    9 Variable  Sub-Accounts  investing  in  Portfolios  offering professional money management by Scudder Kemper Investments, Inc.

                           To find out  current  rates  being  paid on the Fixed
                           Account  Options,  or to find  out  how the  Variable
                           Sub-Accounts  have  performed,   please  call  us  at
                           1-800-833-0194  (Scudder  Direct)  or  1-800-875-9040
                           (AARP Investment Program Members).






Special Services           For your convenience, we offer these special services:

                           o        Automatic Portfolio Rebalancing Program
                           o        Automatic Additions Program
                           o        Dollar Cost Averaging Program
                           o        Systematic Withdrawal Program

Income Payments            You  can  choose  fixed  income   payments,
                           variable  income  payments,  or a combination  of the
                           two. You can receive  your income  payments in one of
                           the following ways:

                           o       life income with guaranteed payments
                           o       a joint and survivor life income with guaranteed payments
                           o       guaranteed payments for a specified period (5 to 30 years)

Death Benefits             If you die before the Payout Start Date,  we
                           will pay the death benefit described in the Contract.
                           We also offer an Enhanced Death Benefit Option.

Transfers                  Before the Payout  Start Date you may  transfer  your
                           Contract   value   ("Contract   Value")   among   the
                           investment alternatives, with certain restrictions.

                           We do not currently  impose a charge upon  transfers.
                           However,  we  reserve  the  right to  charge  $10 per
                           transfer  after the 12th  transfer in each  "Contract
                           Year,"  which we measure  from the date we issue your
                           contract   or  a  Contract   anniversary   ("Contract
                           Anniversary").

Withdrawals                You may withdraw some or all of your  Contract  Value
                           at anytime  during the  Accumulation  Phase.  Full or
                           partial   withdrawals  are  available  under  limited
                           circumstances on or after the Payout Start Date.

                           In general,  you must withdraw at least $50 at a time
                           ($1,000  for  withdrawals   made  during  the  Payout
                           Phase).  A 10%  federal  tax penalty may apply if you
                           withdraw before you are 59 1/2 years old.



How the Contract Works

The Contract basically works in two ways.

First, the Contract can help you (we assume you are the Contract owner) save for retirement because you can invest in up to 11 investment alternatives and pay no federal income taxes on any gain until you withdraw any gain. You do this during what we call the "Accumulation Phase" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "Issue Date") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in the Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "Income Plans")
described on page 26. You receive income payments during what we call the "Payout Phase" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.


Issue                                                 Payout Start
Date               Accumulation Phase                        Date                       Payout Phase
------------------------------------------------------------------------------------------------------------------------------>
                   You save for retirement
|                                                           |                            |
                                                                                                             ---->
You buy                                           You elect to receive income         You can receive       Or you can
a Contract                                        payments or receive a lump          income payments       receive income
                                                  sum payment                         for a set period      payments for life

As the Contract owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract owner, or if there is none, the Beneficiary will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract owner or, if none, to your Beneficiary. See "Death Benefits."

Please contact us at 1-800-833-0194 (Scudder Direct) or 1-800-875-9040 (AARP Investment Program Members) if you have any questions about how the Contract works.

Expense Table

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes because New York currently does not impose premium taxes on annuities. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio management fees, please refer to the accompanying prospectuses for the Portfolios.

Contract Owner Transaction Expenses

Withdrawal Charge................................................     None
Annual Contract Maintenance Charge...............................     None
Transfer Charge..................................................     $10.00*

* Applies solely to the thirteenth and subsequent transfers within a Contract Year excluding transfers due to dollar cost averaging or automatic portfolio rebalancing. We are currently waiving the transfer charge.

Variable Account Annual Expenses
(as a percentage of average daily net assets deducted from each Variable Sub-Account)

With the Enhanced Death Benefit Option
Mortality and Expense Risk Charge................................     0.50%
Administrative Expense Charge....................................     0.30%
Total Variable Account Annual Expenses...........................     0.80%

Without the Enhanced Death Benefit Option
Mortality and Expense Risk Charge................................     0.40%
Administrative Expense Charge....................................     0.30%
Total Variable Account Annual Expenses...........................     0.70%


Portfolio Annual Expenses
(after Voluntary Reductions and Reimbursements) (as a percentage of Portfolio average daily net assets) (1)


                                                                     Total Annual
Portfolio                      Management Fees     Other Expenses  Portfolio Expenses

Balanced Portfolio                  0.47%               0.08%            0.55%
Bond Portfolio                      0.47%               0.09%            0.56%
Capital Growth Portfolio            0.46%               0.03%            0.49%
Global Discovery Portfolio (2)      0.98%               0.65%            1.63%
Growth and Income Portfolio         0.48%               0.08%            0.56%
International Portfolio             0.85%               0.18%            1.03%
Large Company Growth Portfolio (3)  0.00%               1.25%            1.25% (4)
Money Market Portfolio              0.37%               0.06%            0.43%
21st Century Growth Portfolio (3)(5)0.00%               1.50%            1.50%

(1) Expense figures shown are for the period ended December 31, 1999 unless otherwise indicated.

(2) Beginning May 1, 2000, the Portfolio's adviser has agreed to waive a portion of its fees to the extent necessary to limit the expenses of the Global Discovery Portfolio to 1.25% of average daily net assets. This expense limit will remain in effect until April 30, 2001.

(3) Until April 30, 2001, the Portfolio's adviser has agreed to waive a portion of its fees to the extent necessary to limit the expenses of the Large Company Growth Portfolio and 21st Century Growth Portfolio to 1.25% and 1.50% respectively. As a result, actual 1999 expenses without giving effect to the expense limitation, the total expenses for the Large Company Growth Portfolio and 21st Century Growth Portfolio were 3.47% and 2.90% respectively.

(4) Actual 1999 total expenses for the Large Company Growth Portfolio reflect a .355% reimbursement of fees from the Portfolio's adviser to the Portfolio.

(5) Prior to May 1, 2000, the 21st Century Growth Portfolio was named the Small Company Growth Portfolio.

Example

The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

o        invested a $1,000 in a Variable Sub-Account,
o        earned a 5% annual return on your investment, and
o        elected the Enhanced Death Benefit Option.


Sub-Account                   1 Year         3 Years          5 Years     10 Years
-----------                   ------         -------          -------     --------

Balanced                        $14             $43             $74          $163
Bond                            $14             $43             $75          $164
Capital Growth                  $13             $41             $71          $156
Global Discovery                $25             $77            $131          $279
Growth and Income               $14             $43             $75          $164
International                   $19             $58            $100          $216
Large Company Growth            $21             $65            $111          $240
Money Market                    $13             $39             $68          $150
21st Century Growth             $24             $73            $124          $266


The example assumes that any fund expense waivers or reimbursement arrangements are in effect for the time periods presented. The example above does not include any tax penalties you may be required to pay if you surrender your Contract. The example does not include deductions for premium taxes because New York currently does not charge premium taxes on annuities.

Please remember that you are looking at an example and not a representation of past or future expenses. Your actual expenses may be lower or greater than those shown above. Similarly, your rate of return may be lower or greater than 5%, which is not guaranteed. The above example assumes the election of the Enhanced Death Benefit Option, with a mortality and expense risk charge of 0.50%. If that option was not elected, the expense figures shown above would be slightly lower.


Financial Information

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "Accumulation Unit." Each Variable Sub-Account has a separate value for its Accumulation Units we call "Accumulation Unit Value." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

There are no Accumulation Unit Values to report because the Contracts were not offered prior to the date of this prospectus. The financial statements of the Variable Account and Allstate New York appear in the Statement of Additional Information.

The Contract

The Contract Owner

The Scudder Horizon Advantage Variable Annuity is a contract between you, the Contract owner, and Allstate New York, a life insurance company. As the Contract owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

o    the investment alternatives during the Accumulation and Payout Phases,

o    the amount and timing of your purchase payments and withdrawals,

o    the programs you want to use to invest or withdraw money,

o    the income payment plan you want to use to receive retirement income,

o the Annuitant (either yourself or someone else) on whose life the income payments will be based,

o the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract owner dies, and

o    any other rights that the Contract provides.

If you die, any surviving Contract owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract. The Contract cannot be jointly owned by both a non-natural person and a natural person. The maximum issue age of any Contract owner is age 90.

You can use the Contract with or without a qualified plan. A qualified plan is a retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "Qualified Contract" to refer to a Contract issued with a qualified plan. See "Qualified Plans" on page 34.

Annuitant

The Annuitant is the living individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. If the Contract owner is a natural person you may change the Annuitant prior to the Payout Start Date. At our discretion, we may permit you to designate a joint Annuitant, who is a second person on whose life income payments depend, on or after the Payout Start Date. The maximum issue age of any Annuitant is age 80.

If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

o        the youngest Contract owner, otherwise
o        the youngest Beneficiary.

Beneficiary

The Beneficiary is the person who may elect to receive the death benefit or become the new Contract owner if the sole surviving Contract owner dies before the Payout Start Date. If the sole surviving Contract owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more Beneficiaries when you apply for a Contract. You may change or add Beneficiaries at any time by writing to us, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed and filed with us. Any change will be effective at the time you sign the written notice, whether or not the Annuitant is living when we receive the notice. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly.

If you do not name a Beneficiary, or if the named Beneficiary is no longer living and there are no other surviving Beneficiaries, the new Beneficiary will be:

o        your spouse or, if he or she is no longer alive,
o        your surviving children equally, or if you have no surviving children,
o        your estate.


If more than one Beneficiary survives you (or the Annuitant if the Contract owner is not a natural person), we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.

Modification of the Contract

Only an Allstate New York officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents have the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

Assignment

We will not honor an assignment of an interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. You should consult with an attorney before trying to assign your Contract.

Purchases

Minimum Purchase Payments

Your initial purchase payment must be at least $2,500 ($2,000 for a Qualified Contract). You may make purchase payments at any time prior to the Payout Start Date. We may limit the amount of each purchase payment that we will accept to a minimum of $100 and a maximum of $1,000,000. We reserve the right to reject any application.

Automatic Additions Program

You may make subsequent purchase payments of at least $100 ($500 for allocation to the Fixed Account Options) by automatically transferring amounts from your bank account. Please consult with your representative for detailed information.

Allocation of Purchase Payments

At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing. We reserve the right to limit the availability of the investment alternatives.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our customer service center. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our customer service center located in Northbrook, Illinois. You may mail your purchase payments to us at P.O. Box 94038, Palatine, Illinois 60094. Our overnight mail address is 3100 Sanders Road, Suite M4A, Northbrook, Illinois 60062.

We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "Valuation Dates." Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time). If we receive your purchase payment after 4:00 p.m. Eastern Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

Right to Cancel

You may cancel the Contract by returning it to us within the Cancellation Period, which is the 10 day period after you receive the Contract (60 days if you are exchanging another contract for the Contract described in this prospectus). You may return it by delivering it or mailing it to us. If you exercise this "Right to Cancel," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account Options. We will return your purchase payments allocated to the Variable Account after an adjustment, to the extent permitted by state or federal law, to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under Section 408 of the Internal Revenue Code, we will refund the greater of any purchase payments or the Contract Value.

Contract Value

On the Issue Date, your Contract Value is equal to the initial purchase payment. Your Contract Value at any other time during the Accumulation Phase is equal to the sum of the value as of the most recent Valuation Date of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value in the Fixed Account Options.

Accumulation Units

To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

Accumulation Unit Value

As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

o changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

o the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine transfer charges (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Option described on page 29 below.

You should refer to the prospectus for the Portfolios that accompanies this prospectus for a description of how the assets of each Portfolio are valued, since that determination directly bears on the Accumulation Unit Value of the corresponding Variable Sub-Account and, therefore, your Contract Value.

Investment Alternatives: The Variable Sub-Accounts

You may allocate your purchase payments to up to 9 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including management fees and risks associated with the Portfolio, please refer to the accompanying prospectus for the Portfolio. You should carefully review the Portfolio prospectuses before allocating amounts to the Variable Sub-Accounts. Scudder Kemper Investments, Inc. serves as the investment adviser to each Portfolio.


Portfolio:                          Each Portfolio Seeks:

Balanced Portfolio                  a balance of growth and  income,  and also  long-term
                                    preservation of capital

Bond Portfolio                      to invest for a high level of income  consistent with
                                    a high quality portfolio of debt securities

Capital Growth Portfolio            to maximize long-term capital growth

Global Discovery Portfolio          above average capital appreciation over the long term

Growth and Income Portfolio         long-term  growth  of  capital,  current  income  and
                                    growth of income

International Portfolio             long-term growth of capital

Large Company Growth Portfolio      long-term growth of capital

Money Market Portfolio              to maintain the  stability of capital  and,  consistent  therewith,  to maintain  the  liquidity  of capital  and to provide current income

21st Century Growth Portfolio*      long-term growth of capital


* Prior to May 1, 2000 the 21st Century Growth Portfolio was named the Small Company Growth Portfolio.

Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investment Alternatives: The Fixed Account Options

You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 2 Fixed Account Options, including a Standard Fixed Account Option, and a Dollar Cost Averaging Fixed Account Option ("Dollar Cost Averaging Option"). Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.

Standard Fixed Account Option and
Dollar Cost Averaging Option

Standard Fixed Account Option. Purchase payments and transfers that you allocate to the Standard Fixed Account Option will earn interest for a one year period at the current rate in effect at the time of allocation or transfer. We will credit interest daily at a rate that will compound over the year to the effective annual interest rate we guaranteed at the time of allocation. As each one year period expires, we will declare a renewal rate which we guarantee for a full year. On or about the end of each one year period, we will notify you of the new interest rate(s). Subsequent renewal dates will be every twelve months for each payment or transfer. The crediting rates for the Standard Fixed Account Option will never be less than the 3.5% guaranteed rate found in the Contract.

You may withdraw or transfer your money from the Standard Fixed Account Option at any time on a first-in, first-out basis. If you withdraw money from the Standard Fixed Account Option, you will receive the amount you requested, minus any applicable tax withholding.

Dollar Cost Averaging Option. You may establish a Dollar Cost Averaging Program, as described on page 20, by allocating purchase payments to the Dollar Cost Averaging Option. Purchase payments that you allocate to the Dollar Cost
Averaging Option will earn interest for up to a 1 year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation. The rate will never be less than 3.5%. You may transfer each purchase payment and associated interest out of the Dollar Cost Averaging Option to any of the investment alternatives in up to twelve equal monthly installments. At the end of 12 months from the date of your allocation to the Dollar Cost Averaging Option, we will transfer any remaining money to the Money Market Variable Sub-Account. You may not transfer funds from other investment alternatives to the Dollar Cost Averaging Option.

We will not assess a transfer charge for transfers made out of the Dollar Cost Averaging Option, nor will such transfers count towards the 12 transfers you can make each Contract Year without paying a transfer charge.

We bear the investment risk for all amounts allocated to the Standard Fixed Account Option and the Dollar Cost Averaging Option. That is because we guarantee the current and renewal interest rates we credit to the amounts you allocate to either of these Options, which will never be less than the minimum guaranteed rate in the Contract. Currently, we determine, in our sole discretion, the amount of interest credited in excess of the guaranteed rate.

We may declare more than one interest rate for different monies based upon the date of allocation to the Fixed Account Options. For current interest rate information, please contact your representative or our customer service center at 1-800-833-0194 (Scudder Direct) or 1-800-875-9040 (AARP Investment Program Members).


Investment Alternatives: Transfers

Transfers During the Accumulation Phase

During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer any portion of your Contract Value into the Dollar Cost Averaging Option. Transfers from the Standard Fixed Account Option are taken out on a first-in, first-out basis. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. We treat transfers to or from more than one Variable Sub-Account at the same time as one transfer.

We will process transfer requests that we receive before 4:00 p.m. Eastern Time (3:00 p.m. Central Time) on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 4:00 p.m. Eastern Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account for up to 6 months from the date we receive your request. If we decide to postpone transfers from the Fixed Account Options for 10 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

We reserve the right to waive any transfer restrictions.

Transfers During the Payout Phase

During the Payout Phase, you may make transfers among the Variable Sub-Accounts to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.

You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.

Telephone Transfers

You may make transfers by telephone by calling 1-800-833-0194 (Scudder Direct) or 1-800-875-9040 (AARP Investment Program Members), if you first send us a completed authorization form. The cut off time for telephone transfer requests is 4:00 p.m. Eastern Time (3:00 p.m. Central Time). In the event that the New York Stock Exchange closes early, i.e., before 4:00 p.m. Eastern Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.

We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

Dollar Cost Averaging Program

Through the Dollar Cost Averaging Program, you may automatically transfer a set amount at regular intervals during the Accumulation Phase from any Variable Sub-Account, or the Dollar Cost Averaging Option, to any of the investment alternatives (except the Dollar Cost Averaging Fixed Account). The interval between transfers may be monthly, quarterly, semi-annually, or annually.

We will not assess a transfer charge for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer charge.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program nor will it prevent or necessarily reduce losses in a declining market.

Call or write us for instructions on how to enroll.

Automatic Portfolio Rebalancing Program

Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations.

We will rebalance your account each quarter according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

           Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Bond Variable Sub-Account and 60% to be in the Capital Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Bond Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Bond Variable Sub-Account and use the money to buy more units in the Capital Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer charge, and are not subject to a transfer charge.

Portfolio   rebalancing  is  consistent  with  maintaining  your  allocation  of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

Expenses

As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.

Mortality and Expense Risk Charge

We deduct a mortality and expense risk charge daily at an annual rate of 0.40% of the daily net assets you have invested in the Variable Sub-Accounts (0.50% if you select the Enhanced Death Benefit Option). The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional .10% for the Enhanced Death Benefit Option to compensate us for the additional risk that we accept by providing the option.

We guarantee that we will not increase this charge. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.

Administrative Expense Charge

We deduct an administrative expense charge daily at an annual rate of 0.30% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not increase this charge.

Transfer Charge

We do not currently impose a charge upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not assess a transfer charge on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.

Premium Taxes

Currently, we do not make deductions for premium taxes under the Contract because New York does not charge premium taxes on annuities. We may deduct taxes that may be imposed in the future from purchase payments or the Contract Value when the tax is incurred or at a later time.

Deduction for Variable Account Income Taxes

We are not currently making a provision for taxes. In the future, however, we may make a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Statement of Additional Information.

Other Expenses

Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectus for the Portfolios. For a summary of these charges and expenses, see page 10. We may receive compensation from Scudder Kemper Investments, Inc., for administrative services we provide to the Portfolios.

Access to Your Money

You can withdraw some or all of your Contract Value at any time before the Payout Start Date and before the Contract owner's death (or the Annuitant's death if the Contract owner is not a natural person). Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 26.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request, less any income tax withholding, and penalty tax, if applicable. You may submit a withdrawal request by writing to our customer service center, or if you have a valid telephone transfer request form on file with us, then you may request a partial withdrawal by telephone. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account and/or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored. If any portion of the withdrawal is to be taken from the Standard Fixed Account Option, then the amount requested will be deducted on a first-in, first-out basis.

In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

Withdrawals may be subject to tax penalties or income tax. You should consult your own tax counsel or other tax advisers regarding any withdrawals. We may waive any withdrawal restrictions. If you request a total withdrawal, we may require you to return your Contract to us.

Postponement of Payments

We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1) The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2)   An emergency exists as defined by the SEC; or

3)   The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months or shorter period if required by law. If we delay payment or transfer for 10 days or more, we will pay interest as required by law. Any interest would be payable from the date we receive the withdrawal request to the date we make the payment or transfer.

Systematic Withdrawal Program

You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging Program or the Automatic Portfolio Rebalancing Program.

Depending on fluctuations in the net asset value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax adviser before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. We reserve the right to modify or suspend the Systematic Withdrawal Program. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

Minimum Contract Value

Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, less any applicable charges and taxes.

Income Payments

Payout Start Date

The Payout Start Date is the day that we apply your money to an Income Plan. The Payout Start Date must be:

o        at least one month after the Issue Date; and
o        no later than the Annuitant's 90th birthday.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

Income Plans

An "Income Plan" is a series of payments on a scheduled basis to you or to another person designated by you. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Three Income Plans are available under the Contract. Each is available to provide:

o        fixed income payments;
o        variable income payments; or
o        a combination of the two.

The three Income Plans are:

           Income Plan 1 -- Life Income with Guaranteed Payments. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

           Income Plan 2 -- Joint and Survivor Life Income with Guaranteed Payments. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

           Income Plan 3 -- Guaranteed Payments for a Specified Period (5 Years to 30 Years). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Accounts that support the variable income payments even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitants is alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable income payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw under this feature is $1,000. We deduct applicable premium taxes from the Contract Value at the Payout Start Date.

We may make other Income Plans available. You may obtain information about them by writing or calling us.

You must apply at least the Contract Value in the Fixed Account Options on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account Option balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account Options to fixed income payments.

We will apply your Contract Value, less applicable taxes to your Income Plan on the Payout Start Date. If the Contract owner has not made any purchase payments for at least 3 years preceding the Payout Start Date, and either the Contract Value is less than $2,000 or not enough to provide an initial payment of at least $20, and state law permits, we may:

o terminate the Contract and pay you the Contract Value, less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

o    reduce the frequency of your payments so that each payment will be at least
     $20.

Variable Income Payments

The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, any premium taxes due, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolio and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

Fixed Income Payments

We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1)       deducting any applicable premium tax; and

2) applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or such shorter time as state law may require. If we defer payments for 10 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

Certain Employee Benefit Plans

The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age. However, we reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan, you should consult with legal counsel as to whether the purchase of a Contract is appropriate. For qualified plans, where it is appropriate, we may use income payment tables that do not distinguish on the basis of sex.

Death Benefits

We will pay a death benefit if, prior to the Payout Start Date:

1)       any Contract owner dies or,

2)       the Annuitant dies, if the Contract owner is not a natural person.

We will pay the death benefit to the new Contract owner as determined immediately after the death. The new Contract owner would be a surviving Contract owner(s) or, if none, the Beneficiary(ies). In the case of the death of an Annuitant, we will pay the death benefit to the current Contract owner.

A request for payment of the death benefit must include "Due Proof of Death" and such other documentation as we may require. We will accept the following documentation as Due Proof of Death:

o    a certified copy of a death certificate,

o a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

o    any other proof acceptable to us.

We will determine the value of the death benefit at the end of the Valuation Date on which we receive a complete request or payment of the death benefit. If we receive a request after 4:00 p.m. Eastern Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.

Death Benefit Amount

Prior to the Payout Start Date, the death benefit is equal to the greatest of:

1)       the Contract Value as of the date we determine the death benefit, or

2)       the sum of all purchase payments less any prior withdrawals.

Enhanced Death Benefit Option

The Enhanced Death Benefit Option is an optional benefit that you may select when you purchase the Contract. This option is only available if the oldest Contract owner is between the ages of 0 and 75 on the Issue Date. If the Contract owner is a living individual, the enhanced death benefit applies only for the death of the Contract owner. If the Contract owner is not a living individual, the enhanced death benefit applies only for the death of the Annuitant. For Contracts with the Enhanced Death Benefit Option, the death benefit will be the greatest of (1) or (2) above, or (3) the enhanced death benefit.

Enhanced Death Benefit. The enhanced death benefit on the Issue Date is equal to the initial purchase payment. On each Contract Anniversary, we will recalculate your enhanced death benefit to equal the greater of your Contract Value on that date, or the most recently calculated enhanced death benefit. We also will recalculate your enhanced death benefit whenever you make an additional purchase payment or a partial withdrawal. Additional purchase payments will increase the enhanced death benefit dollar-for-dollar. Withdrawals will reduce the enhanced death benefit dollar-for-dollar. In the absence of any withdrawals or purchase payments, the enhanced death benefit will be the greatest of all Contract Anniversary Contract Values on or before the date we calculate the death benefit.

We will calculate Anniversary Values for each Contract Anniversary prior to the oldest Contract owner's or the Annuitant's, if the Contract owner is not a natural person, 80th birthday. After age 80, we will recalculate the enhanced death benefit only for purchase payments and withdrawals. The enhanced death benefit will never be greater than the maximum death benefit allowed by any non-forfeiture laws which govern the Contract.

Death Benefit Payments

If the Contract owner eligible to receive the death benefit is not a natural person, the Contract owner may elect to receive the distribution upon death in one or more distributions.

If the Contract owner is a natural person, the Contract owner may elect to receive the death benefit either in one or more distributions, or by periodic payments through an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

o    the life of the Contract owner; or

o    a period not to exceed the life expectancy of the Contract owner; or

o the life of the Contract owner with payments guaranteed for a period not to exceed the life expectancy of the Contract owner.

In any event, the entire value of the Contract must be distributed within 5 years after the date of death unless an Income Plan is elected or a surviving spouse continues the Contract in accordance with the provisions described below.

If the surviving spouse of the deceased Contract owner is the new Contract owner, then the spouse may elect one of the options listed above or may continue the Contract in the Accumulation Phase as if the death had not occurred. The Contract may only be continued once. On the day the Contract is continued, the Contract Value will be the death benefit calculated as of the date on which we receive all the information we need to process your spouse's request to continue the Contract after your death.

More Information

Allstate New York

Allstate New York is the issuer of the Contract. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York."

Allstate New York is currently licensed to operate in New York. Our home office is located at One Allstate Drive, Farmingville, New York 11738. Our customer service center is located at 3100 Sanders Road, Suite M4A, Northbrook, Illinois 60062 (mailing address: P.O. Box 94038, Palatine, Illinois 60094).

Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of the directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Several independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns Allstate New York the financial performance rating of A+(g). Standard & Poor's Insurance Rating Services assigns an AA+ (Very Strong) financial strength rating and Moody's assigns an Aa2 (Excellent) financial strength rating to Allstate New York. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.

The Variable Account

Allstate New York established the Allstate Life of New York Separate Account A on December 15, 1995. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate New York.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under New York law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate New York.

The Variable Account consists of multiple Variable Sub-Accounts, 9 of which are available through the Contracts. Each Variable Sub-Account invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

The Portfolios

Dividends  and  Capital  Gain  Distributions.   We  automatically  reinvest  all
dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

Voting Privileges. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date, the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares at our own discretion. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

Changes in Portfolios. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the 1940 Act. We also may add new Variable Sub-Accounts that invest in additional mutual funds. We will notify you in advance of any changes.

Conflicts of Interest. Certain of the Portfolios sell their shares to Variable Accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance Variable Accounts and variable annuity Variable Accounts to invest in the same Portfolio. The boards of directors of these Portfolios monitor for possible conflicts among Variable Accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a Variable Account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio's board of directors may require a Variable Account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a Variable Account withdrawing because of a conflict.

The Contract

Distribution. ALFS, Inc.* ("ALFS"), located at 3100 Sanders Road, Northbrook, Illinois 60062, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker-dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc. ("NASD").

ALFS has contracted with Scudder Investors Services, Inc. ("Scudder") for Scudder's services in connection with the distribution of the Contract. Scudder is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the NASD. Individuals directly involved in the sale of the Contract are registered representatives of Scudder and appointed licensed agents of the Allstate New York. The principal address of Scudder is Two International Place, Boston, Massachusetts 02110-4103.

The underwriting agreement with ALFS provides for indemnification of ALFS by Allstate New York for liability to Contract owners arising out of services rendered or Contracts issued.

Administration. We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

o        issuance of the Contracts;
o        maintenance of Contract owner records;
o        Contract owner services;
o        calculation of unit values;
o        maintenance of the Variable Account; and
o        preparation of Contract owner reports.

We will send you Contract statements and transaction confirmations at least annually. The annual statement details values and specific Contract data for each particular Contract. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We also will provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

* Effective May 1, 2000, Allstate Life Financial Services, Inc. was renamed ALFS, Inc.

Qualified Plans

If you use the Contract with a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.

Legal Matters

Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised Allstate New York on certain federal securities law matters. All matters of New York law pertaining to the Contracts, including the validity of the Contracts and Allstate New York's right to issue such Contracts under New York insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate New York.

Year 2000

Allstate New York is heavily dependent upon complex computer systems for all phases of its operations, including customer service and policy and contract administration. Since many of Allstate New York's older computer software programs recognize only the last two digits of the year in any date, some software may have failed to operate properly in or after the year 1999, if the software was not reprogrammed or replaced ("Year 2000 Issue"). Allstate New York believes that many of its counterparties and suppliers also had potential Year 2000 Issues that could affect Allstate New York. In 1995, Allstate Insurance Company commenced a four-phase plan intended to mitigate and/or prevent the adverse effects of Year 2000 Issues. These strategies included normal development and enhancement of new and existing systems, upgrades to operating systems already covered by maintenance agreements, and modifications to existing systems to make them Year 2000 compliant. The plan also included Allstate New York actively working with its major external counterparties and suppliers to assess their compliance efforts and Allstate New York's exposure to them. Because of the accuracy of this plan, and its timely completion, Allstate New York has experienced no material impacts on its results of operations, liquidity or financial position due to the Year 2000 issue. Year 2000 costs are expensed as incurred.

Taxes

The following discussion is general and is not intended as tax advice. Allstate New York makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

Taxation of Annuities in General

Tax Deferral. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

1)   the Contract owner is a natural person,

2) the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

3) Allstate New York is considered the owner of the Variable Account assets for federal income tax purposes.

Non-natural Owners. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for Contracts owned by non-natural persons.

Diversification Requirements. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the owner during the taxable year. Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

Ownership Treatment. The IRS has stated that you will be considered the owner of Variable Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Variable Account investments may cause an investor to be treated as the owner of the Variable Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the Variable Account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of Variable
Account assets. For example, you have the choice to allocate premiums and Contract Values among more investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

Taxation of Partial and Full Withdrawals. If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a Qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the contract value, is excluded from your income. If you make a full withdrawal under a non-Qualified Contract or a Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the contract.

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than 5 taxable years after the taxable year of the first contribution to any Roth IRA and which are:

o    made on or after the date the individual attains age 59 1/2,

o    made to a beneficiary after the Contract owner's death,

o    attributable to the Contract owner being disabled, or

o for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.

Taxation of Annuity Payments. Generally, the rule for income taxation of annuity payments received from a non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

Taxation of Annuity Death Benefits. Death of a Contract owner, or death of the Annuitant if the Contract is owned by a non-natural person, will cause a distribution of death benefits from a Contract. Generally, such amounts are included in income as follows:

1) if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal; or

2) if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment. Please see the Statement of Additional Information for more detail on distribution at death requirements.

Penalty Tax on Premature Distributions. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1)   made on or after the date the Contract owner attains age 59 1/2;

2)   made as a result of the Contract owner's death or disability;

3) made in substantially equal periodic payments over the owner's life or life expectancy,

4)   made under an immediate annuity; or

5)   attributable to investment in the contract before August 14, 1982.

You should consult a competent tax adviser to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from Qualified Contracts.

Aggregation of Annuity Contracts. All non-qualified deferred annuity contracts issued by Allstate New York (or its affiliates) to the same Contract owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

Tax Qualified Contracts

Contracts may be used as investments with certain qualified plans such as:

o Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;

o    Roth IRAs under Section 408A of the Code;

o    Simplified Employee Pension Plans under Section 408(k) of the Code;

o Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;

o    Tax Sheltered Annuities under Section 403(b) of the Code;

o    Corporate and Self Employed Pension and Profit Sharing Plans; and

o    State  and  Local   Government   and   Tax-Exempt   Organization   Deferred
     Compensation Plans.

The income on qualified plan and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Allstate New York reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above. In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

Restrictions Under Section 403(b) Plans. Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any Contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after December 31, 1988, and all earnings on salary reduction contributions, may be made only:

1)   on or after the date the employee
     o        attains age 59 1/2,
     o        separates from service,
     o        dies,
     o        becomes disabled, or

2) on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

These limitations do not apply to withdrawals where Allstate New York is directed to transfer some or all of the Contract Value to another 403(b) plan.

Income Tax Withholding

Allstate New York is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

1)   required minimum distributions, or

2) a series of substantially equal periodic payments made over a period of at least 10 years, or over the life (joint lives) of the participant (and beneficiary).

Allstate New York may be required to withhold federal and state income taxes on any distributions from non-Qualified Contracts or Qualified Contracts that are not eligible rollover distributions, unless you notify us of your election to not have taxes withheld.


Performance Information

We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions.

All performance advertisements will include, as applicable, standardized yield and total return figures that reflect the deduction of insurance charges. Performance advertisements also may include aggregate, average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Portfolios for the periods beginning with the inception dates of the Portfolios and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the Variable Account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying portfolios being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

                                       A-1
Statement of Additional Information

TABLE OF CONTENTS

Description                                                                 Page

Additions, Deletions or Substitutions of Investments........................3
Reinvestment................................................................3
The Contract................................................................4
     Purchase of Contract...................................................4
Performance Data............................................................4
     Money Market Sub-Account Yields........................................4
     Other Sub-Account Yields...............................................5
Standardized Total Returns..................................................5
Other Performance Data......................................................6
     Cumulative Total Returns...............................................6
     Adjusted Historical Total Returns......................................6
Tax-Free Exchanges (1035 Exchanges, Rollovers and Transfers)................7
Premium Taxes...............................................................7
Tax Reserves................................................................7
Income Payments.............................................................7
     Calculation of Variable Annuity Unit Values............................7
General Matters.............................................................8
     Incontestability.......................................................8
     Settlements............................................................8
     Safekeeping of the Variable Account's Assets...........................8
Federal Tax Matters.........................................................8
     Introduction...........................................................8
     Taxation of Allstate New York..........................................8
     Exceptions to the Non-Natural Owner Rule...............................8
     IRS Required Distribution at Death Rules...............................8
     Qualified Plans........................................................9
     Types of Qualified Plans...............................................9
Experts....................................................................10
Financial Statements.......................................................10


This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. We do not authorize anyone to provide any information or representations regarding the offering described in this prospectus other than as contained in this prospectus.

                       Statement of Additional Information
                                     For the
                   Scudder Horizon Advantage Variable Annuity

           Group Flexible Premium Deferred Variable Annuity Contracts
                                 Issued Through
                  Allstate Life of New York Separate Account A

                                   Offered by
                   Allstate Life Insurance Company of New York
                               One Allstate Drive
                          Farmingville, New York 11738
                                 1-800-833-0194

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Scudder Horizon Advantage, a flexible premium deferred variable annuity (the "Contract") offered by Allstate Life Insurance Company of New York ("Allstate New York", "Company", "we", "us"). We are a wholly owned subsidiary of Allstate Life Insurance Company.

Except as otherwise noted, this Statement of Additional Information uses the same defined terms as in the prospectus. You may obtain a copy of the prospectus dated May __, 2000, by calling 1-800-833-0194 (Scudder Direct) or 1-800-875-9040
(AARP Investment Program Members) or writing to us at our customer service center (P.O. Box 94038, Palatine, IL 60094-4038).

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the Contract.

                               Dated May __, 2000


                  Statement of Additional Information Table of Contents

Description                                                                                Page
Additions, Deletions or Substitutions of Investments                                          3
Reinvestment                                                                                  3
The Contract                                                                                  4
           Purchase of Contracts                                                              4
Performance Data                                                                              4
           Money Market Sub-Account Yields                                                    4
           Other Sub-Account Yields                                                           5
Standardized Total Returns                                                                    5
Other Performance Data                                                                        6
           Cumulative Total Returns                                                           6
           Adjusted Historical Total Returns                                                  6
Tax-Free Exchanges (1035 Exchanges, Rollovers and Transfers)                                  7
Premium Taxes                                                                                 7
Tax Reserves                                                                                  7
Income Payments                                                                               7
           Calculation of Variable Annuity Unit Values                                        7
General Matters                                                                               8
           Incontestability                                                                   8
           Settlements                                                                        8
           Safekeeping of the Variable Account's Assets                                       8
Federal Tax Matters                                                                           8
           Introduction                                                                       8
           Taxation of Allstate New York                                                      8
           Exceptions to the Non-Natural Owner Rule                                           8
           IRS Required Distribution at Death Rules                                           8
           Qualified Plans                                                                    9
           Types of Qualified Plans                                                           9
Experts                                                                                      10
Financial Statements                                                                         10


              ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

We retain the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Portfolios shares held by any Variable Sub-Account ("Sub-Account"). We also reserve the right to eliminate the shares of any of the Funds and to substitute shares of another portfolio of the Portfolios, or of another open-end, registered investment company, if the shares of the Portfolio are no longer available for investment, or if, in our judgment, investment in any Portfolio would become inappropriate in view of the purposes of the Variable Account.

Substitutions of shares in a Sub-Account will not be made until you have been notified of the change, and until the Securities and Exchange Commission has approved the change, to the extent such notification and approval are required by the Investment Company Act of 1940 (the "Act"). Nothing contained in this Statement of Additional Information shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Contract owners.

We may also establish additional Sub-Accounts of the Variable Account. Each additional Sub-Account would purchase shares in a new portfolio of the Fund or in another mutual fund. New Sub-Accounts may be established when, in our sole discretion, marketing needs or investment conditions warrant. Any new Sub-Accounts offered in conjunction with the Contract will be made available to existing Contract owners as determined by Allstate New York. We may also eliminate one or more Sub-Accounts if, in our sole discretion, marketing, tax or investment conditions so warrant.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. If deemed to be in the best interests of persons having voting rights under the policies, the Variable Account may be operated as a management company under the Act or it may be deregistered under the Act in the event registration is no longer required.

                                  REINVESTMENT

All  dividends  and  capital  gains   distributions   from  the  Portfolios  are
automatically reinvested in shares of the distributing Portfolio at its net asset value.

                                  THE CONTRACT

Purchase of Contracts

We offer the Contracts to the public through brokers licensed under the federal securities laws and state insurance laws. The Contracts are distributed through the principal underwriter for the Variable Account, ALFS, Inc.,* an affiliate of Allstate Life Insurance Company of New York. The offering of the Contracts is continuous and we do not anticipate discontinuing the offering of the Contracts. However, we reserve the right to discontinue the offering of the Contracts.

* Effective May 1, 2000, Allstate Life Financial Services, Inc. was renamed ALFS, Inc.

                                PERFORMANCE DATA

From time to time the Variable Account may publish advertisements containing performance data relating to its sub-accounts. The performance data for the Sub-Accounts (other than for the Scudder Money Market Sub-Account) will always be accompanied by total return quotations. Performance figures used by the Variable Account are based on actual historical performance of its Sub-Accounts for specific periods, and the figures are not intended to indicate future performance.

Money Market Sub-Account Yields

The Current Yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of 1 unit of the Money Market Sub-Account at the beginning of the period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for the mortality and expense risk charge (0.40% for Contracts with the standard death benefit and 0.50% for Contracts with the Enhanced Death Benefit) and an administrative expense charge of 0.30%.

Current Yield is calculated according to the following formula:

                        Current Yield = ((NCS - ES) / W) x (365 / 7)

We may also disclose the Effective Yield of the Money Market Sub-Account for the same seven-day period, determined on a compounded basis. The seven-day Effective Yield is calculated by compounding the unannualized base period return according to the following formula:

                       Effective Yield = (1 + ((NCS - ES)/UV))(365 / 7) -1

Where, for both formulas:

NCS = The net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Sub-Account unit under a Contract.

ES = Per unit expenses of the Sub-Account for the Contracts for the seven-day period.

UV = The unit value for a Contract on the first day of the seven day period.

The Current and Effective Yield on amounts held in the Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average Portfolio maturity, the types and quality of Portfolio securities held, and the operating expenses.

Other Sub-Account Yields

The 30-Day Yield refers to income generated by the Bond Sub-Account over a specific 30-day period. Because the yield is annualized, the yield generated during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the Portfolio attributable to the Sub-Account units less Sub-Account expenses attributable to the Contracts for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, by (iii) compounding that yield for a 6-month period, and by (iv) multiplying that result by 2. Expenses attributable to the Bond Sub-Account for the Contracts include the mortality and expense risk charge (0.40% for Contracts with the standard death benefit and 0.50% for Contracts with the Enhanced Death Benefit) and an administrative expense charge of 0.30%.

The 30-Day Yield is calculated according to the following formula:

30-Day Yield  = 2 x ((((NI -ES) / (U x UV)) + 1)(to the power of 6)- 1)

Where:

NI = Net income of the Portfolio for the 30-day period attributable to the Sub-Account's units.

ES = Expenses of the Sub-Account for the Contracts for the 30-day period.

U = The average daily number of units outstanding attributable to the Contracts.

UV = The unit value for a Contract at the close (highest) of the last day in the 30-day period.

The 30-Day Yield on amounts held in the Bond Sub-Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Bond Sub-Account's actual yield is affected by the types and quality of Portfolio securities held by the Portfolio, and its operating expenses.

                           STANDARDIZED TOTAL RETURNS

We may disclose standardized total returns for one or more of the Sub-Accounts for 1, 5 and 10 years, and for a period from the date of commencement of the Sub-Accounts' operations if shorter than any of the foregoing. Standardized total returns for other periods of time may, from time to time, also be disclosed.

Standardized total returns for a Contract represent the average annual compounded rates of return that would equate a single investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which Total Return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication, and will be stated in the communication.

Standardized total returns will be calculated using Sub-Account Accumulation Unit Values which Allstate New York calculates on each Valuation Date based on the performance of the Sub-Account's underlying Portfolio, and are reduced by all fees and charges under the Contract, including the mortality and expense risk charge (0.40% for Contracts with the standard death benefit and 0.50% for Contracts with the Enhanced Death Benefit) and an administrative expense charge of 0.30%.

We use the following formula for calculating standardized total return:

TR = (ERV / P)(to the power of 1/N) - 1

Where:

TR = The average annual total return net of Sub-Account recurring charges for the Contracts.

ERV = The ending redeemable value of the hypothetical account at the end of the period.

P = A hypothetical single payment of $1,000.

N = The number of years in the period.

No standardized total returns are shown for the Variable Sub-Accounts as they had not commenced operations prior to the date of this Statement Additional Information.

                             OTHER PERFORMANCE DATA

Cumulative Total Returns

We may disclose cumulative total returns of the Sub-Accounts in conjunction with the standard format described above. The cumulative total returns will be calculated using the following formula:

                                                        CTR = (ERV / P) - 1
Where:

CTR = The cumulative total return net of Sub-Account recurring charges for the period.

ERV = The ending redeemable value of the hypothetical investment at the end of the period.

P = A hypothetical single payment of $1,000.

No cumulative total returns are shown for the Variable Sub-Accounts as they had not commenced operations prior to the date of this Statement Additional Information.

Adjusted Historical Total Returns

We may also disclose yield and total return, including periods before the date that the Variable Sub-Accounts commenced operations. For periods prior to the date the Variable Sub-Accounts commenced operations, "adjusted historical total returns" will be calculated based on the performance of the underlying Portfolios adjusted to reflect some or all of the charges equal to those currently assessed against the Sub-Accounts under the Contract.

The adjusted historical total returns for the Variable Sub-Accounts for the periods ended December 31, 1999 are set out below. The average annual total returns for the Portfolios were reduced by all fees and charges under the Contract, including the mortality and expense risk charge (0.40% for Contracts without the Enhanced Death Benefit and 0.50% for Contracts with the Enhanced
Death Benefit) and an administrative expense charge of 0.30%. Adjusted historical total returns are not shown for the Money Market Portfolio.

WITHOUT THE ENHANCED DEATH BENEFIT

                                                                                    Ten Years or              Portfolio
                                                                                    Since Inception           Inception
Variable Sub-Account             One Year                    Five Years             of Portfolio                Date

Balanced                            14.51%                      19.28%                     12.57%              7/16/86
Bond                                -1.64%                       6.20%                      6.62%              7/16/86
Capital Growth                      34.29%                      27.80%                     17.20%              7/16/86
Global Discovery                    64.73%                        N/A                      24.49%               5/1/96
Growth and Income                    5.34%                      18.12%                     16.72%               5/2/94
International                       53.43%                      19.83%                     12.43%               5/1/87
Large Company Growth                  N/A                         N/A                     57.94%*               5/3/99
21st Century Growth                   N/A                         N/A                    134.42%*               5/3/99

WITH THE ENHANCED DEATH BENEFIT
                                                                                    Ten Years or              Portfolio
                                                                                    Since Inception           Inception
Variable Sub-Account             One Year                    Five Years             of Portfolio                Date

Balanced                            14.40%                      19.16%                     12.46%              7/16/86
Bond                                -1.74%                       6.09%                      6.51%              7/16/86
Capital Growth                      34.15%                      27.67%                     17.08%              7/16/86
Global Discovery                    64.56%                        N/A                      24.36%               5/1/96
Growth and Income                    5.23%                      18.00%                     16.60%               5/2/94
International                       53.28%                      19.71%                     12.32%               5/1/87
Large Company Growth                  N/A                         N/A                     57.78%*               5/3/99
21st Century Growth                   N/A                         N/A                    134.18%*               5/3/99

* Adjusted historical total returns shown for the Large Company Growth and 21st Century Growth Variable Sub-Accounts are annualized.

The Variable Account may also advertise the performance of the Sub-Accounts relative to certain performance rankings and indices compiled by independent organizations, such as: (a) Lipper Analytical Services, Inc.; (b) the Standard & Poor's 500 Composite Stock Price Index ("S & P 500"); (c) A.M. Best Company; (d) Bank Rate Monitor; and (e) Morningstar.

          TAX-FREE EXCHANGES (1035 EXCHANGES, ROLLOVERS AND TRANSFERS)

We accept purchase payments that are the proceeds of a contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code. Except as required by federal law in calculating the basis of the contract, we do not differentiate between Section 1035 purchase payments and non-Section 1035 purchase payments.

We also accept "rollovers" and transfers from contracts qualifying as tax-sheltered annuities ("TSAs"), individual retirement annuities or accounts ("IRAs"), or any other Qualified Contract that is eligible to "rollover" into an IRA. We differentiate among Non-Qualified Contracts, TSAs, IRAs and other Qualified Contracts to the extent necessary to comply with federal tax laws. For example, we restrict the assignment, transfer or pledge of TSAs and IRAs so the contracts will continue to qualify for special tax treatment. If contemplating any such exchange, rollover or transfer of a contract you should contact a competent tax adviser with respect to the potential effects of such a transaction.

                                  PREMIUM TAXES

Applicable premium tax rates depend on the Contract owner's state of residency and the insurance laws and our status in those states where premium taxes are incurred. Premium tax rates may be changed by legislation, administrative interpretations, or judicial acts. Currently, we do not make deductions for premium taxes under the Contract because New York does not charge premium taxes on annuities. We may deduct taxes that may be imposed in the future from purchase payments or the Contract Value when the tax is incurred or at a later time.

                                  TAX RESERVES

We do not establish capital gains tax reserves for the Sub-Accounts or deduct charges for tax reserves because we believe that capital gains attributable to the Variable Account will not be taxable. However, we reserve the right to deduct charges to establish tax reserves for potential taxes on realized or unrealized capital gains.

                                 INCOME PAYMENTS

Calculation of Variable Annuity Unit Values

We calculate the amount of the first income payment by applying your Contract Value allocated to each Sub-Account less any applicable premium tax charge deducted at this time, to the income payment tables in the Contract. The first Variable Annuity Income Payment is divided by the Sub-Account's then current annuity unit value to determine the number of annuity units upon which later income payments will be based. Unless transfers are made among Sub-Accounts, each variable income payment after the first will be equal to the sum of the number of annuity units determined in this manner for each Sub-Account times the then current annuity unit value for each respective Sub-Account.

Annuity units in each Sub-Account are valued separately and annuity unit values will depend upon the investment experience of the particular underlying Portfolio in which the Sub-Account invests. The value of the annuity unit for each Sub-Account at the end of any Valuation Period is calculated by: (a) multiplying the annuity unit value at the end of the immediately preceding Valuation Period by the Sub-Account's Net Investment Factor during the period; and then (b) dividing the product by the sum of 1.0 plus the assumed investment rate for the period. The assumed investment rate adjusts for the interest rate assumed in the Income Payment tables used to determine the dollar amount of the first variable annuity Income Payment, and is at an effective annual rate which is disclosed in the Contract.

We determine the amount of the first Income Payment paid under an income plan using the interest rate and mortality table disclosed in the Contract. Due to judicial or legislative developments regarding the use of tables that do not differentiate on the basis of sex, different annuity tables may be used.

                                 GENERAL MATTERS

Incontestability

We will not contest the Contract after it is issued.

Settlements

Due proof of your death (or Annuitant's death if there is a non-natural owner) must be received prior to settlement of a death claim.

Safekeeping of the Variable Account's Assets

We hold title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the Portfolio shares held by each of the Sub-Accounts.

The Fund does not issue certificates and, therefore, we hold the Variable Account's assets in open account in lieu of stock certificates. See the Fund's prospectus for a more complete description of the custodian of the Fund.

                               FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. Allstate New York makes no guarantee regarding the tax treatment of any contract or transaction involving a contract. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

Taxation of Allstate New York

We are taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. The Variable Account is not an entity separate from the Company, and its operations form a part of the Company. As a consequence, the Variable Account will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the contract. Under existing federal income tax law, Allstate New York believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Generally, reserves are amounts that Allstate New York is legally required to accumulate and maintain in order to meet future obligations under the Contracts. Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Variable Account. Therefore we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Variable Account, then we may impose a charge against the Variable Account in order to make provision for such taxes.

Exceptions to the Non-Natural Owner Rule

Generally, Contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes, unless one of several exceptions apply. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity that holds the Contract for the benefit of a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for employees. Other exceptions to the non-natural owner rule are: (1) Contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified Contracts; (3) Contracts purchased by employers upon the termination of certain qualified plans; (4) certain Contracts used in connection with structured settlement agreements, and (5) Contracts purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

IRS Required Distribution at Death Rules

To qualify as an annuity contract for federal income tax purposes, a nonqualifed Contract must provide: (1) if any owner dies on or after the annuity start date but before the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of your death; (2) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of your death.

The  five   year   requirement   is satisfied if:

(1) any portion of the owner's interest which is payable to a designated beneficiary is distributed over the life of such beneficiary (or over a period not extending beyond the life expectancy of the beneficiary), and

(2)  the distributions begin within one year of the owner's death.

If the owner's designated beneficiary is the owner's surviving spouse, the Contract may be continued with the surviving spouse as the new owner. If the owner of the Contract is a non-natural person, the annuitant is treated as the owner for purposes of applying the distribution at death rules. In addition, a change in the annuitant on a Contract owned by a non-natural person will be treated as the death of the owner.

Qualified Plans

This annuity contract may be used with several types of Qualified Plans. The income on qualified plans and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Allstate New York reserves the right to limit the availability of the Contract for use with any of the qualified plans listed below. The tax rules applicable to participants in such Qualified Plans vary according to the type of Plan and the terms and conditions of the Plan. Qualified Plan participants, and owners, annuitants and beneficiaries under the Contract may be subject to the terms and conditions of the plan regardless of the terms of the Contract.

Types of Qualified Plans

                                      IRAs

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. IRAs are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. An IRA generally may not provide life insurance, but it may provide a Death Benefit that equals the greater of the premiums paid or the Contract Value. The Contract provides a Death Benefit that in certain circumstances may exceed the greater of the payments or the Contract Value. If the IRS treats the Death Benefit as violating the prohibition on investment in life insurance contracts, the Contract would not qualify as an IRA.

                                   Roth IRAs

Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth IRA. Roth IRAs are subject to limitations on the amount that can be contributed. In certain instances, distributions from Roth IRAs are excluded from gross income. Subject to certain limits, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth IRA. The taxable portion of a conversion or rollover distribution is included in gross income, but is exempted from the 10% penalty tax on premature distributions.

                       Simplified Employee Pension Plans

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees using the employees' IRAs if certain criteria are met. Under these plans the employer may, within limits, make deductible contributions on behalf of the employees to their individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent advice.

           Savings Incentive Match Plans for Employees (SIMPLE Plans)

Sections 408(p) and 401(k) of the Tax Code allow employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an employee's IRA to hold the assets, or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or non-elective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

                            Tax Sheltered Annuities

Section 403(b) of the Tax Code permits public school employees and employees of certain types of tax-exempt organizations (specified in Section 501(c)(3) of the
Code) to have their employers purchase Contracts for them. Subject to certain limitations, a Section 403(b) plan allows an employer to exclude the purchase payments from the employees' gross income. A Contract used for a Section 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after:

o        the date the employee attains age 59 1/2,
o        separates from service,
o        dies,
o        becomes disabled, or
o on the account of hardship (earnings on salary reduction contributions may not be distributed for hardship).

These limitations do not apply to withdrawals where Allstate New York is directed to transfer some or all of the Contract Value to another 403(b) plan.

          Corporate and Self-Employed Pension and Profit Sharing Plans

Sections 401(a) and 403(a) of the Tax Code permit corporate employers to establish various types of tax favored retirement plans for employees. The Tax Code permits self-employed individuals to establish tax favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of Contracts in order to provide benefits under the plans.

             State and Local Government and Tax-Exempt Organization
                          Deferred Compensation Plans

Section 457 of the Tax Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Employees with Contracts under the plan are considered general creditors of the employer. The employer, as owner of the Contract, has the sole right to the proceeds of the Contract. Generally, under the non-natural owner rules, such Contracts are not treated as annuity contracts for federal income tax purposes. Under these plans, contributions made for the benefit of the employees will not be included in the employees' gross income until distributed from the plan. However, all the compensation deferred under a 457 plan must remain the sole property of the employer. As property of the employer, the assets of the plan are subject to the claims of the employer's general creditors, until such time as the assets are made available to the employee or a beneficiary.


                                     EXPERTS

The financial statements of Allstate New York as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, and related financial statement schedules that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 1999 and for each of the periods in the two years then ended that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                              FINANCIAL STATEMENTS

The financial statements of the Variable Account as of December 31, 1999 and for each of the periods in the two years then ended, the financial statements of Allstate New York as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and related financial statement schedules and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements and schedules of Allstate New York included herein should be considered only as bearing upon the ability of Allstate New York to meet its obligations under the Contracts.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK:

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the "Company", an affiliate of The Allstate Corporation) as of December 31, 1999 and 1998, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1999. Our audits also included Schedule IV - Reinsurance and Schedule V - Valuation and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles. Also, in our opinion, Schedule IV - Reinsurance, and Schedule V - Valuation and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 25, 2000

                                 ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                       STATEMENTS OF FINANCIAL POSITION



                                                                                     DECEMBER 31,
                                                                        ---------------------------------------
                                                                              1999                 1998
                                                                        ------------------  -------------------
($ in thousands, except par value data)

ASSETS

Investments
   Fixed income securities, at fair value
      (amortized cost $1,858,216 and $1,648,972)                              $ 1,912,545          $ 1,966,067
   Mortgage loans                                                                 166,997              145,095
   Short-term                                                                      46,037               76,127
   Policy loans                                                                    31,109               29,620
                                                                        -----------------   ------------------
         Total investments                                                      2,156,688            2,216,909

Cash                                                                                1,135                3,117
Deferred policy acquisition costs                                                 106,932               87,830
Accrued investment income                                                          25,712               22,685
Reinsurance recoverables                                                            1,949                2,210
Other assets                                                                        7,803                9,887
Separate Accounts                                                                 443,705              366,247
                                                                        -----------------   ------------------
         TOTAL ASSETS                                                        $  2,743,924          $ 2,708,885
                                                                        =================   ==================

LIABILITIES
Reserve for life-contingent contract benefits                                 $ 1,098,016          $ 1,208,104
Contractholder funds                                                              839,157              703,264
Current income taxes payable                                                       10,132               14,029
Deferred income taxes                                                               3,077               25,449
Other liabilities and accrued expenses                                             41,218               23,463
Payable to affiliates, net                                                          4,731               38,835
Separate Accounts                                                                 443,705              366,247
                                                                        -----------------   ------------------
         TOTAL LIABILITIES                                                      2,440,036            2,379,391
                                                                        -----------------   ------------------


COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 13)

SHAREHOLDER'S EQUITY
Common stock, $25 par value, 100,000 and 80,000
      shares authorized, issued and outstanding                                     2,500                2,000
Additional capital paid-in                                                         45,787               45,787
Retained income                                                                   225,367              198,801

Accumulated other comprehensive income:
    Unrealized net capital gains                                                   30,234               82,906
                                                                        -----------------   ------------------
         TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME                              30,234               82,906
                                                                        -----------------   ------------------
         TOTAL SHAREHOLDER'S EQUITY                                               303,888              329,494
                                                                        -----------------   ------------------
         TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                          $  2,743,924          $ 2,708,885
                                                                        =================   ==================


See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF OPERATIONS
                            AND COMPREHENSIVE INCOME


                                                                                    YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------
($ in thousands)                                                        1999                 1998                 1997
                                                                  ------------------   ------------------   ------------------

REVENUES
Premiums (net of reinsurance ceded
   of $4,253, $3,204 and $3,087 )                                          $ 63,748             $ 85,771             $ 90,366
Contract charges                                                             38,626               33,281               28,597
Net investment income                                                       148,331              134,413              124,887
Realized capital gains and losses                                            (2,096)               4,697                  701
                                                                          ---------            ---------             --------
                                                                            248,609              258,162              244,551
                                                                          ---------            ---------             --------

COSTS AND EXPENSES
Contract benefits (net of reinsurance recoveries
   of $1,166, $997 and $1,985 )                                             178,267              183,839              179,872
Amortization of deferred policy acquisition costs                             8,985                7,029                5,023
Operating costs and expenses                                                 20,151               24,703               23,644
                                                                          ---------            ---------             --------
                                                                            207,403              215,571              208,539
                                                                          ---------            ---------             --------

INCOME FROM OPERATIONS
   BEFORE INCOME TAX EXPENSE                                                 41,206               42,591               36,012
Income tax expense                                                           14,640               14,934               13,296
                                                                          ---------            ---------             --------

NET INCOME                                                                   26,566               27,657               22,716
                                                                          ---------            ---------             --------

OTHER COMPREHENSIVE (LOSS) INCOME, AFTER TAX
Change in unrealized net capital gains and losses                           (52,672)             18,427                27,627
                                                                          ---------            --------              --------

COMPREHENSIVE (LOSS) INCOME                                               $ (26,106)           $ 46,084              $ 50,343
                                                                          =========            ========              ========













See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                                         DECEMBER 31,
                                                                  ------------------------------------------------------------
                                                                        1999                 1998                 1997
                                                                  ------------------   -------------------   -----------------
($ in thousands)

COMMON STOCK
Balance, beginning of year                                                  $ 2,000              $ 2,000              $ 2,000
Issuance of new shares of stock                                                 500                    -                    -
                                                                  -----------------    -----------------    -----------------

Balance, end of year                                                          2,500                2,000                2,000
                                                                  -----------------    -----------------    -----------------
ADDITIONAL CAPITAL PAID-IN                                                $  45,787             $ 45,787             $ 45,787
                                                                  -----------------    -----------------    -----------------

RETAINED INCOME

Balance, beginning of year                                                $ 198,801            $ 171,144            $ 148,428
Net income                                                                   26,566               27,657               22,716
                                                                  -----------------    -----------------    -----------------
Balance, end of year                                                        225,367              198,801              171,144
                                                                  -----------------    -----------------    -----------------

ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year                                                 $ 82,906             $ 64,479             $ 36,852
Change in unrealized net capital gains
     and losses                                                             (52,672)              18,427               27,627
                                                                  -----------------    -----------------    -----------------
Balance, end of year                                                         30,234               82,906               64,479
                                                                  -----------------    -----------------    -----------------

TOTAL SHAREHOLDER'S EQUITY                                               $  303,888            $ 329,494            $ 283,410
                                                                  =================    =================    =================



















See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS



                                                                                    YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------
($ in thousands)                                                        1999                 1998                 1997
                                                                  ------------------   -------------------   -----------------

CASH FLOWS FROM OPERATING ACTIVITIES

Net income                                                                 $ 26,566             $ 27,657             $ 22,716
Adjustments to reconcile net income to net cash
    provided by operating activities
       Amortization and other non-cash items                                (37,619)             (34,890)             (31,112)
       Realized capital gains and losses                                      2,096               (4,697)                (701)
       Interest credited to contractholder funds                             36,736               41,200               31,667
       Changes in:
           Life-contingent contract benefits and
               contractholder funds                                          38,527               53,343               68,114
           Deferred policy acquisition costs                                (17,262)             (16,693)             (10,781)
           Income taxes payable                                               2,094               13,865                 (158)
           Other operating assets and liabilities                            13,049              (15,974)               8,545
                                                                  -----------------    -----------------    -----------------
Net cash provided by operating activities                                    64,187               63,811               88,290
                                                                  -----------------    -----------------    -----------------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of fixed income securities                              161,443               65,281               15,723
Investment collections
       Fixed income securities                                               21,822              159,648              120,061
       Mortgage loans                                                         7,479                5,855                5,365
Investments purchases
       Fixed income securities                                             (383,961)            (292,444)            (236,984)
       Mortgage loans                                                       (31,888)             (24,252)             (35,200)
Change in short-term investments, net                                        29,493              (55,846)              16,342
Change in policy loans, net                                                  (1,489)              (2,020)              (2,241)
                                                                  -----------------    -----------------    -----------------
               Net cash used in investing activities                       (197,101)            (143,778)            (116,934)
                                                                  -----------------    -----------------    -----------------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock                                          500                    -                    -
Contractholder fund deposits                                                197,439              137,473               79,384
Contractholder fund withdrawals                                             (67,007)             (54,782)             (51,374)
                                                                  -----------------    -----------------    -----------------
Net cash provided by financing activities                                   130,932               82,691               28,010
                                                                  -----------------    -----------------    -----------------

NET (DECREASE) INCREASE IN CASH                                              (1,982)               2,724                 (634)
CASH AT THE BEGINNING OF YEAR                                                 3,117                  393                1,027
                                                                  -----------------    -----------------    -----------------
CASH AT END OF YEAR                                                        $  1,135              $ 3,117                $ 393
                                                                  =================    =================    =================

See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)


1.    GENERAL

BASIS OF PRESENTATION
The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with generally accepted accounting principles.

To conform with the 1999 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

NATURE OF OPERATIONS
The Company markets a broad line of life insurance and savings products in the state of New York through a combination of exclusive agencies, securities firms, banks, specialized brokers and through direct response marketing. Life insurance consists of traditional products, including term and whole life, interest-sensitive life and immediate annuities with life contingencies. Savings products include deferred annuities and immediate annuities without life contingencies. Deferred annuities include fixed rate, market value adjusted and variable annuities. Group pension savings products include immediate annuities also referred to as retirement annuities. In 1999, annuity premiums and deposits represented 76.2% of the Company's total statutory premiums and deposits.

The Company monitors economic and regulatory developments which have the potential to impact its business. Recently enacted federal legislation will allow for banks and other financial organizations to have greater participation in the securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and (2) increasing competition in capital markets.

Although the Company currently benefits from agreements with financial services entities who market and distribute its products, change in control of these non-affliliated entities with which the Company has alliances could negatively impact the Company's sales.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
Fixed income securities include bonds and mortgage-backed and asset-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, certain deferred policy acquisition costs, and certain reserves for life-contingent contract benefits, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)


Mortgage loans are carried at outstanding principal balance, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate. Valuation allowances on loans not considered to be impaired are established based on consideration of the underlying collateral, borrower financial strength, current and expected market conditions, and other factors.

Short-term investments are carried at cost or amortized cost which approximates fair value, and includes collateral received in connection with securities lending activities. Policy loans are carried at the unpaid principal balances.

Investment income consists primarily of interest and short-term investment dividends. Interest is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method, based on estimated principal repayments. Accrual of income is suspended for fixed income securities and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

DERIVATIVE FINANCIAL INSTRUMENTS
The Company utilizes financial futures contracts which are derivative financial instruments. By meeting specific criteria these futures are designated as accounting hedges and accounted for on a deferral basis. In order to qualify as accounting hedges, financial futures contracts must reduce the primary market risk exposure on an enterprise or transaction basis in conjunction with a hedge strategy; be designated as a hedge at the inception of the transaction; and be highly correlated with the fair value of, or interest income or expense associated with, the hedged item at inception and throughout the hedge period. Derivatives that are not designated as accounting hedges are accounted for on a fair value basis.

If, subsequent to entering into a hedge transaction, the financial futures contract becomes ineffective (including if the occurrence of a hedged anticipatory transaction is no longer probable), the Company terminates the derivative position. Gains and losses on these terminations are reported in realized capital gains and losses in the period they occur. The Company may also terminate derivatives as a result of other events or circumstances. Gains and losses on these terminations are deferred and amortized over the remaining life of the hedged item.

The Company accounts for financial futures as hedges using deferral accounting for anticipatory investment purchases and sales when the criteria for futures (discussed above) are met. In addition, anticipated transactions must be probable of occurrence and their significant terms and characteristics identified. Under deferral accounting, gains and losses on financial futures contracts are deferred as other liabilities and accrued expenses. Once the anticipated transaction occurs, the deferred gains and losses are considered part of the cost basis of the asset and reported net of tax in shareholder's equity. The gains and losses deferred are then recognized in conjunction with the earnings on the hedged item. Fees and commissions paid on these derivatives are also deferred as an adjustment to the carrying value of the hedged item.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS AND INTEREST CREDITED Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products and certain annuities with life contingencies. Premiums from these products are recognized as revenue when due. Benefits are recognized in relation to

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

such revenue so as to result in the recognition of profits over the life of the policy and are reflected in contract benefits.

Interest-sensitive life contracts are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and one or more amounts assessed against the contractholder. Premiums from these contracts are reported as deposits to the contractholder funds. Contract charge revenue consists of fees assessed against the contractholder account balance for cost of insurance (mortality risk), contract administration and surrender charges. Contract benefits include interest credited to contracts and claims incurred in excess of the related contractholder account balance.

Limited payment contracts, a type of life-contingent immediate annuity or traditional life product, are contracts that provide insurance protection over a contract period that extends beyond the period in which premiums are collected. Gross premiums in excess of the net premium on limited payment contracts are deferred and recognized over the contract period. Contract benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy.

Contracts that do not subject the Company to significant risks arising from mortality or morbidity are referred to as investment contracts. Fixed rate annuities, market value adjusted annuities and immediate annuities without life contingencies are considered investment contracts. Deposits received for such contracts are reported as deposits to contractholder funds. Contract charge revenue for investment contracts consists of charges assessed against the contractholder account balance for contract administration and surrenders. Contract benefits include interest credited and claims incurred in excess of the related contractholder account balance.

Crediting rates for fixed rate annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions.

Investment contracts also include variable annuity contracts which are sold as Separate Accounts products. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. The Company's contract charge revenue for these contracts consists of charges assessed against the Separate Accounts fund balances for contract maintenance, administration, mortality, expense and surrenders.

DEFERRED POLICY ACQUISITION COSTS
Certain costs which vary with and are primarily related to acquiring life and savings business, principally agents and brokers remuneration, premium taxes, certain underwriting costs and direct mail solicitation expenses, are deferred and amortized into income. Deferred policy acquisition costs are periodically reviewed as to recoverability and written down where necessary.

For traditional life insurance and limited payment contracts, these costs are amortized in proportion to the estimated revenue on such business. Assumptions relating to estimated revenue, as well as to all other aspects of the deferred acquisition costs and reserve calculations, are determined based upon conditions as of the date of the policy issue and are generally not revised during the life of the policy. Any deviations from projected business inforce, resulting from actual policy terminations differing from expected levels, and any estimated premium deficiencies change the rate of amortization in the period such events occur. Generally, the amortization period for these contracts approximates the estimated lives of the policies.

For interest-sensitive life and investment contracts, the costs are amortized in proportion to the estimated gross profits on such business over the estimated lives of the contract periods. Gross profits are determined

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

at the date of policy issue and comprise estimated investment, mortality, expense margins and surrender charges. Assumptions underlying the gross profits are periodically updated to reflect actual experience, and changes in the amount or timing of estimated gross profits will result in adjustments to the cumulative amortization of these costs.

The present value of future profits inherent in acquired blocks of insurance is classified as a component of deferred policy acquisition costs. The present value of future profits is amortized over the life of the blocks of insurance using current crediting rates.

To the extent unrealized gains or losses on securities carried at fair value would result in an adjustment of estimated gross profits had those gains or losses actually been realized, the related carrying value of deferred acquisition costs, including present value of future profits, are adjusted together with accumulated unrealized net capital gains included in shareholder's equity.

REINSURANCE RECOVERABLE
In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other insurers. Reinsurance recoverables are estimated based upon assumptions consistent with those used in establishing the underlying reinsured contacts. Insurance liabilities are reported gross of reinsurance recoverables. Reinsurance does not extinguish the Company's primary liability under the policies written and therefore reinsurers and amounts recoverable therefrom are regularly evaluated by the Company and allowances for uncollectible reinsurance are established as appropriate.

INCOME TAXES
The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are insurance reserves and deferred policy acquisition costs. Deferred income taxes also arise from unrealized capital gains and losses on fixed income securities carried at fair value.

SEPARATE ACCOUNTS
The Company issues deferred variable annuity contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the Separate Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value to the beneficiaries of the contractholders in the form of a death benefit, the contractholders bear the investment risk that the Separate Accounts' funds may not meet their stated investment objectives.

The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claims to the related assets and are carried at the fair value of the assets. In the event that the asset value of certain contractholder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's statements of operations and comprehensive income. Revenues to the Company from the Separate Accounts consist of contract maintenance and administration fees, and mortality, surrender and expense charges.

RESERVES FOR LIFE-CONTINGENT CONTRACT BENEFITS
The reserve for life-contingent contract benefits, which relates to traditional life insurance, group retirement annuities, immediate annuities with life contingencies and certain variable annuity guarantees, is computed on the basis of assumptions as to mortality, future investment yields, terminations and

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)


expenses at the time the policy is issued. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 7. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves is recorded as a reduction of the unrealized gains included in shareholder's equity.

CONTRACTHOLDER FUNDS
Contractholder funds arise from the issuance of interest-sensitive life and certain investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received, net of commissions, and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Detailed information on crediting rates and surrender and withdrawal protection on contractholder funds are outlined in Note 7.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS
Commitments to extend mortgage loans have only off-balance-sheet risk because their contractual amounts are not recorded in the Company's statements of financial position. The contractual amounts and fair values of these instruments are presented in Note 5.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NEW ACCOUNTING STANDARDS
In 1999, the Company adopted Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." The SOP provides guidance concerning when to recognize a liability for insurance-related assessments and how those liabilities should be measured. Specifically, insurance-related assessments should be recognized as liabilities when all of the following criteria have been met: 1) an assessment has been imposed or it is probable that an assessment will be imposed, 2) the event obligating an entity to pay an assessment has occurred and 3) the amount of the assessment can be reasonably estimated. Adoption of this statement was not material to the Company's results of operations or financial position.

PENDING ACCOUNTING STANDARDS
In June 1999, the Financial Accounting Standards Board delayed the effective date of Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 replaces existing pronouncements and practices with a single, integrated accounting framework for derivatives and hedging activities. This statement requires that all derivatives be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in the fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. Additionally, the change in fair value of a derivative which is not effective as a hedge will be immediately recognized in earnings. The delay was effected through the issuance of SFAS No. 137, which extends the SFAS No. 133 requirements to fiscal years beginning after June 15, 2000. As such, the Company expects to adopt the provisions of SFAS No. 133 as of January 1, 2001. The impact of this statement is dependent upon the Company's derivative positions and market conditions existing at the date of adoption. Based on existing interpretations of the requirements of SFAS

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)


No. 133, the impact of the adoption is not expected to be material to the results of operations or financial position of the Company.

3.   RELATED PARTY TRANSACTIONS

REINSURANCE

The Company has reinsurance agreements with ALIC in order to limit aggregate and single exposure on large risks. A portion of the Company's premiums and policy benefits are ceded to ALIC and reflected net of such reinsurance in the statements of operations and comprehensive income. Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

The following amounts were ceded to ALIC under reinsurance agreements.



                                                          YEAR ENDED DECEMBER 31,
                                                          -----------------------

                                                 1999               1998               1997
                                                 ----               ----               ----

      Premiums                          $        3,408     $        2,519     $        2,171
      Policy benefits                              211                315                327

Included in reinsurance recoverables at December 31, 1999 and 1998 are the net amounts owed to ALIC of $458 and $3, respectively.

STRUCTURED SETTLEMENT ANNUITIES
The Company issued $14,561, $12,747 and $12,766 of structured settlement annuities, a type of immediate annuity, in 1999, 1998 and 1997, respectively, at prices determined based upon interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC. Of these amounts, $4,298, $5,152 and $3,468 relate to structured settlement annuities with life contingencies and are included in premium income in 1999, 1998 and 1997, respectively. Additionally, the reserve for life-contingent contract benefits was increased by approximately 94% of such premium received in each of these years. In most cases, these annuities were issued to Allstate Settlement Corporation ("ASC"), a subsidiary of ALIC, which, under a "qualified assignment", assumed AIC's obligation to make the future payments.

AIC has issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company. ASC has entered into General Indemnity Agreements pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gives AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. Reserves recorded by the Company for annuities related to the surety bonds were $1.19 billion and $1.08 billion at December 31, 1999 and 1998, respectively.

BUSINESS OPERATIONS
The Company utilizes services performed by AIC and ALIC and business facilities owned or leased, and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses AIC and ALIC for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $16,155, $23,369 and $19,425 in 1999, 1998 and 1997, respectively. A

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)


portion of these expenses relate to the acquisition of business which are deferred and amortized over the contract period.

4.   INVESTMENTS

FAIR VALUES

The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:


                                                                            GROSS UNREALIZED
                                                    AMORTIZED               ----------------               FAIR
                                                       COST             GAINS            LOSSES            VALUE
                                                       ----             -----            ------            -----

AT DECEMBER 31, 1999

U.S. government and agencies                     $      413,875    $       53,717   $       (2,705)   $      464,887
Municipal                                                60,256               997           (1,976)           59,277
Corporate                                               996,298            36,303          (31,695)        1,000,906
Foreign government                                       61,987             3,217             (639)           64,565
Mortgage-backed securities                              291,304             4,770           (7,370)          288,704
Asset-backed securities                                  34,496                26             (316)           34,206
                                                 --------------    --------------   --------------    --------------
  Total fixed income securities                  $    1,858,216    $       99,030   $      (44,701)   $    1,912,545
                                                 ==============    ==============   ==============    ==============

AT DECEMBER 31, 1998

U.S. government and agencies                     $      443,930    $      179,455    $          (1)  $      623,384
Municipal                                                31,617             2,922              (19)          34,520
Corporate                                               848,289           121,202             (899)         968,592
Mortgage-backed securities                              291,520            14,294             (700)         305,114
Asset-backed securities                                  33,616               869              (28)          34,457
                                                 --------------    --------------    --------------  --------------
  Total fixed income securities                  $    1,648,972    $      318,742    $      (1,647)  $    1,966,067
                                                 ==============    ==============    ==============  ==============

SCHEDULED MATURITIES

The scheduled maturities for fixed income securities are as follows at December 31, 1999:


                                                                           AMORTIZED           FAIR
                                                                             COST             VALUE
                                                                             ----             -----

Due in one year or less                                                 $         6,720  $         6,798
Due after one year through five years                                           168,795          168,859
Due after five years through ten years                                          217,305          218,381
Due after ten years                                                           1,139,596        1,195,597
                                                                        ---------------  ---------------
                                                                              1,532,416        1,589,635

Mortgage- and asset-backed securities                                           325,800          322,910
                                                                        ---------------  ---------------
  Total                                                                 $     1,858,216  $     1,912,545
                                                                        ===============  ===============

Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

NET INVESTMENT INCOME
YEAR ENDED DECEMBER 31,                                             1999             1998             1997
                                                                    ----             ----             ----


Fixed income securities                                       $     135,561     $     124,100    $     116,763
Mortgage loans                                                       12,346            10,309            7,896
Other                                                                 3,495             2,940            2,200
                                                              -------------     -------------    -------------
  Investment income, before expense                                 151,402           137,349          126,859
  Investment expense                                                  3,071             2,936            1,972
                                                              -------------     -------------    -------------
  Net investment income                                       $     148,331     $     134,413    $     124,887
                                                              =============     =============    =============

REALIZED CAPITAL GAINS AND LOSSES

YEAR ENDED DECEMBER 31,                                            1999              1998             1997
                                                                   ----              ----             ----

Fixed income securities                                           $ (2,207)         $ 4,755             $  955
Mortgage loans                                                          42              (65)              (221)
Other                                                                   69                7                (33)
                                                              ------------      -----------      -------------

   Realized capital gains and losses                                (2,096)           4,697                701
   Income taxes                                                       (765)           1,644                245
                                                              ------------      -----------      -------------
   Realized capital gains and losses, after tax                   $ (1,331)         $ 3,053             $  456
                                                              ============      ===========      =============

Excluding calls and prepayments, gross gains of $1,713, $2,905 and $471 and gross losses of $3,920, $164 and $105 were realized on sales of fixed income securities during 1999, 1998 and 1997, respectively.

UNREALIZED NET CAPITAL GAINS

Unrealized net capital gains on fixed income securities included in shareholder's equity at December 31, 1999 are as follows:

                                        COST/                                  GROSS UNREALIZED              UNREALIZED
                                    AMORTIZED COST      FAIR VALUE          GAINS             LOSSES          NET GAINS
                                    --------------      ----------          -----             ------          ---------
 Fixed income securities               $1,858,216        $1,912,545         $ 99,030          $(44,701)       $ 54,329
                                       ==========        ==========         ========          ========
 Reserve for life-contingent
    contract benefits                                                                                           (7,815)
 Deferred income taxes                                                                                         (16,280)
                                                                                                              --------
 Unrealized net capital gains                                                                                 $ 30,234
                                                                                                              ========


CHANGE IN UNREALIZED NET CAPITAL GAINS
YEAR ENDED DECEMBER 31,                                            1999             1998             1997
                                                                   ----             ----             ----

Fixed income securities                                         $(262,766)       $ 70,948          $123,519
Reserves for life contingent-contract benefits                    179,891         (42,251)          (80,155)
Deferred income taxes                                              28,362          (9,922)          (14,876)
Deferred policy acquisition costs and other                         1,841            (348)             (861)
                                                                ---------        --------          --------
(Decrease) increase in unrealized net capital gains             $ (52,672)       $ 18,427          $ 27,627
                                                                =========        ========          ========

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

INVESTMENT LOSS PROVISIONS AND VALUATION ALLOWANCES
Pretax provisions for investment losses, principally relating to valuation allowances on mortgage loans were $114 and $261 in 1998 and 1997, respectively. There was not a provision for investment losses in 1999.

MORTGAGE LOAN IMPAIRMENT
A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement.

The Company had no impaired loans at December 31, 1999 and 1998.

Valuation allowances for mortgage loans at December 31, 1999, 1998 and 1997 were $600, $600 and $486, respectively. For the years ended December 31, 1999, 1998 and 1997, there were no reductions of the mortgage loan valuation allowance for dispositions of impaired loans. Net additions to the mortgage loan valuation allowances were $114 and $261 for the years ended December 31, 1998 and 1997, respectively. There were no additions or reductions to the mortgage loan valuation allowance for the year ended December 31, 1999.

INVESTMENT CONCENTRATION FOR MUNICIPAL BOND AND COMMERCIAL MORTGAGE PORTFOLIOS AND OTHER INVESTMENT INFORMATION

The Company maintains a diversified portfolio of municipal bonds. The largest concentrations in the portfolio are presented below. Except for the following, holdings in no other state exceeded 5% of the portfolio at December 31, 1999:

(% of municipal bond portfolio carrying value)          1999                1998
                                                        ----                ----

         Arizona                                        22.7%                   - %
         California                                     20.2                  17.4
         Ohio                                           16.4                  30.2
         Illinois                                       11.6                  21.1
         Pennsylvania                                    7.5                    -
         Indiana                                         5.0                    -

The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The states with the largest portion of the commercial mortgage loan portfolio are listed below. Except for the following, holdings in no other state exceeded 5% of the portfolio at December 31, 1999:

(% of commercial mortgage portfolio carrying value)     1999                 1998
                                                        ----                 ----

         California                                     34.9%               41.9%
         New York                                       27.6                26.3
         Illinois                                       13.2                15.8
         New Jersey                                     12.3                 6.9
         Pennsylvania                                    9.7                 6.2

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

The types of properties collateralizing the commercial mortgage loans at December 31, are as follows:

(% of commercial mortgage portfolio carrying value)         1999                1998
                                                            ----                ----

         Retail                                              33.1%               39.5%
         Office buildings                                    18.9                11.7
         Warehouse                                           18.5                19.2
         Apartment complex                                   15.8                18.5
         Industrial                                           4.6                 5.5
         Other                                                9.1                 5.6
                                                            -----               -----
                                                            100.0%              100.0%
                                                            =====               =====

The contractual maturities of the commercial mortgage loan portfolio as of December 31, 1999, for loans that were not in foreclosure are as follows:

                                NUMBER OF LOANS                    CARRYING VALUE                   PERCENT
                                ---------------                    --------------                   -------

2000                                    2                          $         4,475                     2.7%
2001                                    5                                    7,165                     4.3
2002                                    2                                    5,904                     3.5
2004                                    4                                    5,289                     3.2
Thereafter                             33                                  144,164                    86.3
                                    -----                          ---------------                   -----
     Total                             46                          $       166,997                   100.0%
                                    =====                          ===============                   =====

In 1999, there were no commercial mortgage loans which were contractually due.

SECURITIES ON DEPOSIT

At December 31, 1999, fixed income securities with a carrying value of $1,903 were on deposit with regulatory authorities as required by law.

5.   FINANCIAL INSTRUMENTS

In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments. The fair value estimates of financial instruments presented on the following page are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including deferred policy acquisition costs and reinsurance recoverables) and liabilities (including traditional life and interest-sensitive life insurance reserves and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments such as accrued investment income and cash are generally of a short-term nature. Their carrying values are assumed to approximate fair value.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

FINANCIAL ASSETS

The carrying value and fair value of financial assets at December 31, are as follows:


                                                         1999                                1998
                                                         ----                                ----
                                             CARRYING             FAIR             CARRYING            FAIR
                                               VALUE              VALUE              VALUE            VALUE
                                               -----              -----              -----            -----

Fixed income securities                  $    1,912,545     $    1,912,545     $      1,966,067   $     1,966,067
Mortgage loans                                  166,997            159,853              145,095           154,872
Short-term investments                           46,037             46,037               76,127            76,127
Policy loans                                     31,109             31,109               29,620            29,620
Separate Accounts                               443,705            443,705              366,247           366,247

CARRYING VALUE AND FAIR VALUE INCLUDE THE EFFECTS OF DERIVATIVE FINANCIAL INSTRUMENTS WHERE APPLICABLE.

Fair values for fixed income securities are based on quoted market prices where available. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Mortgage loans are valued based on discounted contractual cash flows. Discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar properties as collateral. Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value are deemed to approximate fair value.

The carrying value of policy loans are deemed to approximate fair value. Separate Accounts assets are carried in the statements of financial position at fair value based on quoted market prices.

FINANCIAL LIABILITIES

The carrying value and fair value of financial liabilities at December 31, are as follows:


                                                        1999                                      1998
                                                        ----                                      ----
                                               CARRYING             FAIR               CARRYING            FAIR
                                                 VALUE              VALUE                VALUE             VALUE
                                                 -----              -----                -----             -----
Contractholder funds on
   investment contracts                   $      627,488      $     605,113      $      512,239     $     518,448
Separate Accounts                                443,705            443,705             366,247           366,247

The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

DERIVATIVE FINANCIAL INSTRUMENTS
The only derivative financial instruments used by the Company are financial futures contracts. The Company primarily uses this derivative financial instrument to reduce its exposure to market risk, specifically interest rate risk, in conjunction with asset/liability management. The Company does not hold or issue these instruments for trading purposes.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)





The following table summarizes the contract amount, credit exposure, fair value and carrying value of the Company's derivative financial instruments:

                                                                                                       CARRYING
                                                                                                         VALUE
                                                   CONTRACT           CREDIT             FAIR            ASSETS/
                                                    AMOUNT           EXPOSURE           VALUE         (LIABILITIES)
                                                    ------           --------           -----         -------------
AT DECEMBER 31, 1999
Financial futures contracts                      $     8,700       $         -       $       (29)     $       588

AT DECEMBER 31, 1998
Financial futures contracts                      $    15,000       $         -       $       (15)     $      (223)

CARRYING VALUE IS REPRESENTATIVE OF DEFERRED GAINS AND LOSSES.

The contract amounts are used to calculate the exchange of contractual payments under the agreements and are not representative of the potential for gain or loss on these agreements.

Credit exposure represents the Company's potential loss if all of the counterparties failed to perform under the contractual terms of the contracts and all collateral, if any, became worthless. This exposure is measured by the fair value of contracts with a positive fair value at the reporting date. The Company manages its exposure to credit risk primarily by establishing risk control limits. To date, the Company has not incurred any losses as financial futures contracts have limited off-balance-sheet credit risk as they are executed on organized exchanges and require daily cash settlement of margins.

Fair value is the estimated amount that the Company would receive (pay) to terminate or assign the contracts at the reporting date, thereby taking into account the current unrealized gains or losses of open contracts. Dealer and exchange quotes are used to value the Company's derivatives.

Financial futures are commitments to either purchase or sell designated financial instruments at a future date for a specified price or yield. They may be settled in cash or through delivery. As part of its asset/liability management, the Company generally utilizes financial futures contracts to manage its market risk related to anticipatory investment purchases and sales. Financial futures used as hedges of anticipatory transactions pertain to identified transactions which are probable to occur and are generally completed within 90 days.

Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments that the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. The Company mitigates this risk through established risk control limits set by senior management. In addition, the change in the value of the Company's derivative financial instruments designated as hedges are generally offset by the change in the value of the related assets and liabilities.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS
Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses. Commitments to extend mortgage loans, which are secured by the underlying properties, are valued based on estimates of fees charged by other institutions to make

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)


similar commitments to borrowers. At December 31, 1999, the Company had $10,000 in mortgage loan commitments which had a fair value of $100. The Company had no mortgage loan commitments at December 31, 1998.

6.       DEFERRED POLICY ACQUISITION COSTS

Certain costs of acquiring business which were deferred and amortized for the years ended December 31, 1999 and 1998 are as follows:


                                                                 1999                 1998
                                                                 ----                 ----

          Balance, beginning of year                             $ 87,830            $ 71,946
          Acquisition costs deferred                               26,247              23,723
          Amortization charged to income                           (8,861)             (8,238)
          Adjustment from unlocking assumptions                      (124)              1,209
          Effect of unrealized gains/(losses)                       1,840                (810)
                                                             ------------        ------------

          Balance, end of year                                  $ 106,932            $ 87,830
                                                             ============        ============


7.       RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

At December 31, the reserve for life-contingent contract benefits consists of the following:

                                                                                 1999               1998
                                                                                 ----               ----
                     Immediate annuities:
                          Structured settlement annuities                       $ 1,024,049        $ 1,135,813
                          Other immediate annuities                                   2,933              2,577
                     Traditional life                                                70,254             68,511
                     Other                                                              780              1,203
                                                                                -----------       ------------
                          Total life-contingent contract benefits               $ 1,098,016        $ 1,208,104
                                                                                ===========       ============


The assumptions for mortality generally utilized in calculating reserves include, the U.S. population with projected calendar year improvements and age setbacks for impaired lives for structured settlement annuities; the 1983 group annuity mortality table for other immediate annuities; and actual Company experience plus loading for traditional life. Interest rate assumptions vary from 3.5% to 10.3% for immediate annuities and 4.5% to 7.0% for traditional life. Other estimation methods include the present value of contractually fixed future benefits for structured settlement annuities, the present value of expected future benefits based on historical experience for other immediate annuities and the net level premium reserve method using the Company's withdrawal experience rates for traditional life.

Premium deficiency reserves are established, if necessary and have been recorded for the structured settlement annuity business, to the extent the unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized. A liability of $8 million and $188 million is included in the reserve for life-contingent contract benefits with respect to this deficiency for the years ended December 31, 1999 and 1998, respectively. The decrease in this liability in 1999 reflects declines in unrealized capital gains on fixed income securities.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

At December 31, contractholder funds consists of the following:


                                                                                 1999               1998
                                                                                 ----               ----

                     Interest-sensitive life                                      $211,729            $189,970
                     Fixed annuities:
                          Immediate annuities                                      303,564             285,977
                          Deferred annuities                                       273,864             177,317
                     Other investment contracts                                     50,000              50,000
                                                                                  --------            --------
                          Total contractholder funds                              $839,157            $703,264
                                                                                  ========            ========


Contractholder funds are equal to deposits received, net of commissions, and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Interest rates credited range from 5.5% to 6.5% for interest-sensitive life contracts; 3.5% to 9.8% for immediate annuities; 4.0% to 7.9% for deferred annuities and 6.6% for other investment contracts. Withdrawal and surrender charge protection includes: i) for interest-sensitive life, either a percentage of account balance or dollar amount grading off generally over 20 years; and ii) for deferred annuities not subject to a market value adjustment, either a declining or a level percentage charge generally over nine years or less. Approximately 2% of deferred annuities are subject to a market value adjustment.

8.       CORPORATION RESTRUCTURING

On November 10, 1999 the Corporation announced a series of strategic initiatives to aggressively expand its selling and servicing capabilities. The Corporation also announced that it is implementing a program to reduce expenses by approximately $600 million. The reduction will result in the elimination of approximately 4,000 current non-agent positions, across all employment grades and categories by the end of 2000, or approximately 10% of the Corporation's non-agent work force. The impact of the reduction in employee positions is not expected to materially impact the results of operations of the Company.

These cost reductions are part of a larger initiative to redeploy the cost savings to finance new initiatives including investments in direct access and internet channels for new sales and service capabilities, new competitive pricing and underwriting techniques, new agent and claim technology and enhanced marketing and advertising. As a result of the cost reduction program, the Corporation recorded restructuring and related charges of $81 million pretax during the fourth quarter of 1999. The Corporation anticipates that additional pretax restructuring related charges of approximately $100 million will be expensed as incurred throughout 2000. The Company's allocable share of these expenses were immaterial in 1999 and are expected to be immaterial in 2000.

9.       INCOME TAXES

The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)


results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

Prior to June 30, 1995, the Corporation was a subsidiary of Sears, Roebuck & Co. ("Sears") and, with its eligible domestic subsidiaries, was included in the Sears consolidated federal income tax return and federal income tax allocation agreement. Effective June 30, 1995, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1993 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

The components of the deferred income tax assets and liabilities at December 31, are as follows:

                                                                               1999               1998
                                                                               ----               ----
DEFERRED ASSETS
Life and annuity reserves                                                        $ 42,248           $ 41,073
Discontinued operations                                                               366                364
Other postretirement benefits                                                         296                328
Other assets                                                                        1,319              2,023
                                                                            -------------      -------------
      Total deferred assets                                                        44,229             43,788

DEFERRED LIABILITIES
Deferred policy acquisition costs                                                 (25,790)           (20,573)
Unrealized net capital gains                                                      (16,280)           (44,642)
Difference in tax bases of investments                                             (3,194)            (1,784)
Prepaid commission expense                                                           (682)              (790)
Other liabilities                                                                  (1,360)            (1,448)
                                                                            -------------      -------------
      Total deferred liabilities                                                  (47,306)           (69,237)
                                                                            -------------      -------------
      Net deferred liability                                                  $    (3,077)      $    (25,449)
                                                                            =============      =============


The components of income tax expense for the year ended December 31, are as follows:

                                                             1999               1998               1997
                                                             ----               ----               ----

Current                                                     $  8,650            $ 13,679           $ 14,874
Deferred                                                       5,990               1,255             (1,578)
                                                            --------            --------           --------
      Total income tax expense                              $ 14,640            $ 14,934           $ 13,296
                                                            ========            ========           ========

The Company paid income taxes of $12,547, $3,788 and $13,350 in 1999, 1998 and 1997, respectively.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:


                                                                1999              1998        1997
                                                                ----              ----        ----

   Statutory federal income tax rate                           35.0%             35.0%       35.0%
   State income tax expense                                     1.6               1.6         2.2
   Other                                                       (1.1)             (1.5)        (.3)
                                                              -----             -----       -----
   Effective income tax rate                                   35.5%             35.1%       36.9%
                                                              =====             =====       =====

Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 1999, approximately $389, will result in federal income taxes payable of $136 if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since the Tax Reform Act of 1984.

10.      STATUTORY FINANCIAL INFORMATION

The Company's statutory capital and surplus was $214,738 and $196,416 at December 31, 1999 and 1998, respectively. The Company's statutory net income was $18,767, $13,649 and $18,592 for the years ended December 31, 1999, 1998 and
1997, respectively.

PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New York Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a significant impact on statutory surplus or statutory net income.

The NAIC's codification initiative has produced a comprehensive guide of statutory accounting principles, which the Company will implement in January 2001. The Company's state of domicile, New York, continues to review codification and existing statutory accounting requirements for desired revisions to existing state laws and regulations. The requirements are not expected to have a material impact on the statutory surplus of the Company.

DIVIDENDS
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. Under New York Insurance Law, a notice of intention to distribute any dividend must be filed with the New York Superintendent of Insurance not less than 30 days prior to the distribution. Such proposed declaration is subject to the Superintendent's disapproval.

RISK-BASED CAPITAL
The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance, business, asset and

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)


interest rate risks. At December 31, 1999, RBC for the Company was significantly above a level that would require regulatory action.

11.      BENEFIT PLANS

PENSION PLANS
Defined benefit pension plans, sponsored by AIC, cover domestic full-time employees and certain part-time employees. Benefits under the pension plans are based upon the employee's length of service, average annual compensation and estimated social security retirement benefits. AIC's funding policy for the pension plans is to make annual contributions in accordance with accepted actuarial cost methods. The (benefit) and cost to the Company included in net income was $(263), $382 and $597 for the pension plans in 1999, 1998 and 1997, respectively.

POSTRETIREMENT BENEFITS OTHER THAN PENSIONS
AIC also provides certain health care and life insurance benefits for retired employees. Qualified employees may become eligible for these benefits if they retire in accordance with AIC's established retirement policy and are continuously insured under AIC's group plans or other approved plans for ten or more years prior to retirement. AIC shares the cost of the retiree medical benefits with retirees based on years of service, with AIC's share being subject to a 5% limit on annual medical cost inflation after retirement. AIC's postretirement benefit plans currently are not funded. AIC has the right to modify or terminate these plans.

PROFIT SHARING FUND
Employees of the Corporation and its domestic subsidiaries, including the Company are also eligible to become members of The Savings and Profit Sharing Fund of Allstate Employees ("Allstate Plan"). The Corporation's contributions are based on the Corporation's matching obligation and performance.

The Company paid $176, $567, $164 in 1999, 1998 and 1997, respectively for profit sharing.

12.      OTHER COMPREHENSIVE INCOME

The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:

                                               1999                           1998                            1997
                                  ------------------------------  -----------------------------  ------------------------------
                                                         AFTER-                         AFTER-                          AFTER-
                                   PRETAX       TAX       TAX     PRETAX       TAX       TAX      PRETAX       TAX       TAX
                                   ------       ---      ------   ------       ---      -------   ------      -------   ------

UNREALIZED CAPITAL GAINS
 AND LOSSES:
     Unrealized holding
        (losses) gains arising
        during the period         $(83,241)  $ 29,134  $(54,107)  $ 33,218  $(11,626)  $ 21,592  $ 43,686   $(15,290)  $ 28,396
      Less: reclassification
        adjustments                 (2,207)       772    (1,435)     4,869    (1,704)     3,165     1,183       (414)       769
                                  --------   --------  --------   --------  --------   --------  --------   --------   --------

Unrealized net capital
 (losses) gains                    (81,034)    28,362   (52,672)    28,349    (9,922)    18,427    42,503    (14,876)    27,627
                                  --------   --------  --------   --------  --------   --------  --------   --------   --------
Other comprehensive
 (loss) income                    $(81,034)  $ 28,362  $(52,672)  $ 28,349  $ (9,922)  $ 18,427  $ 42,503   $(14,876)  $ 27,627
                                  ========   ======== =========   ========  ========   ========  ========   ========   ========

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

13.      COMMITMENTS AND CONTINGENT LIABILITIES

REGULATIONS AND LEGAL PROCEEDINGS
The Company's business is subject to the effect of a changing social, economic and regulatory environment. Public and regulatory initiatives have varied and have included employee benefit regulation, controls on medical care costs, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance rates and benefits. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, arising from such pending or threatened litigation is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

GUARANTY FUNDS
Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. The Company's expense related to these funds have been immaterial.

MARKETING AND COMPLIANCE ISSUES
Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company monitors its sales materials and enforces compliance procedures to mitigate any exposure to potential litigation. The Company is a member of the Insurance Marketplace Standards Association, an organization which advocates ethical market conduct.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            SCHEDULE IV--REINSURANCE
                                ($ IN THOUSANDS)


                                                   GROSS                                   NET
YEAR ENDED DECEMBER 31, 1999                      AMOUNT              CEDED              AMOUNT
----------------------------                      ------              -----              ------

Life insurance in force                      $ 14,140,049       $ 1,066,993         $ 13,073,056
                                             ============       ===========         ============

Premiums and contract charges:
    Life and annuities                       $     99,760       $     3,397         $     96,363
    Accident and health                             6,867               856                6,011
                                             ------------       -----------         ------------
                                             $    106,627       $     4,253         $    102,374
                                             ============       ===========         ============



                                                   GROSS                                   NET
YEAR ENDED DECEMBER 31, 1998                      AMOUNT              CEDED              AMOUNT
----------------------------                      ------              -----              ------

Life insurance in force                      $ 12,656,826       $   857,500         $ 11,799,326
                                             ============       ===========         ============
Premiums and contract charges:

    Life and annuities                       $    116,455       $     2,318         $    114,137
    Accident and health                             5,801               886                4,915
                                             ------------       -----------         ------------
                                             $    122,256       $     3,204         $    119,052
                                             ============       ===========         ============



                                                   GROSS                                   NET
YEAR ENDED DECEMBER 31, 1997                      AMOUNT              CEDED              AMOUNT
----------------------------                      ------              -----              ------

Life insurance in force                      $ 11,339,990       $   721,040         $ 10,618,950
                                             ============       ===========         ============
Premiums and contract charges:
    Life and annuities                       $    116,167       $     2,185         $    113,982
    Accident and health                             5,883               902                4,981
                                             ------------       -----------         ------------
                                             $    122,050       $     3,087         $    118,963
                                             ============       ===========         ============

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                  SCHEDULE V--VALUATION AND QUALIFYING ACCOUNTS
                                ($ IN THOUSANDS)


                                                    BALANCE AT       CHARGED TO                         BALANCE AT
                                                    BEGINNING         COSTS AND                           END OF
                                                    OF PERIOD         EXPENSES         DEDUCTIONS         PERIOD
                                                    ---------         --------         ----------         ------

YEAR ENDED DECEMBER 31, 1999

Allowance for estimated losses
   on mortgage loans                              $        600      $          -     $          -      $        600
                                                  ============      ============     ============      ============


YEAR ENDED DECEMBER 31, 1998

Allowance for estimated losses
   on mortgage loans                              $        486      $        114     $          -      $        600
                                                  ============      ============     ============      ============


YEAR ENDED DECEMBER 31, 1997

Allowance for estimated losses
   on mortgage loans                              $        225      $        261     $          -      $        486
                                                  ============      ============     ============      ============

                                   ---------------------------------------------
                                   ALLSTATE LIFE OF NEW
                                   YORK SEPARATE
                                   ACCOUNT A
                                   FINANCIAL STATEMENTS AS OF DECEMBER 31, 1999
                                   AND FOR THE PERIODS ENDED DECEMBER 31, 1999
                                   AND DECEMBER 31, 1998 AND INDEPENDENT
                                   AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York:

We have audited the accompanying statement of net assets of Allstate Life of New York Separate Account A as of December 31, 1999 (including the assets of each of the individual sub-accounts which comprise the Account as disclosed in Note 1), and the related statements of operations for the period then ended and the statements of changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the account custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Allstate Life of New York Separate
Account A as of December 31, 1999 (including the assets of each of the individual sub-accounts which comprise the Account), and the results of operations for each of the individual sub-accounts for the period then ended and the changes in their net assets for each of the periods in the two year period then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 27, 2000

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 1999
------------------------------------------------------------------------------------------------
ASSETS
Allocation to Sub-Accounts investing in the AIM Variable Insurance Funds:
   Aggressive Growth,  12,432 shares (cost $158,759)                                $    177,153
   Balanced Fund, 6,444 shares (cost $79,572)                                             84,024
   Capital Appreciation,  255,543 shares (cost $6,215,783)                             9,092,204
   Capital Development,  3,871 shares (cost $40,870)                                      46,028
   Diversified Income,  262,808 shares (cost $2,884,027)                               2,643,852
   Global Utilities,   55,043 shares (cost $987,756)                                   1,254,971
   Government Securities,  114,229 shares (cost $1,272,606)                            1,214,257
   Growth,   300,263 shares (cost $7,319,062)                                          9,683,482
   Growth and Income,  493,077 shares (cost $11,214,069)                              15,576,292
   High Yield,  1,933 shares (cost $17,487)                                               17,433
   International Equity,  165,155 shares (cost $3,272,322)                             4,837,388
   Money Market,  1,578,022 shares (cost $1,578,022)                                   1,578,022
   Value,   665,744 shares (cost $17,789,516)                                         22,302,412
                                                                                  --------------

      Total Assets                                                                    68,507,518

LIABILITIES
Payable to Allstate Life Insurance Company of New York:
   Accrued contract maintenance charges                                                   19,014
                                                                                  --------------

      Net Assets                                                                   $  68,488,504
                                                                                  ==============




      See notes to financial statements.

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------

                                                                     AIM Variable Insurance Funds Sub-Accounts
                                                       ---------------------------------------------------------------------------

                                                                          For the Period Ended December 31, 1999
                                                       ---------------------------------------------------------------------------

                                                       Aggressive                     Capital           Capital       Diversified
                                                       Growth (a)   Balanced (a)    Appreciation    Development (a)      Income
                                                       ----------   ------------    ------------    ---------------  -------------
 INVESTMENT INCOME
 Dividends                                              $      -     $    1,095      $  188,516      $           -    $   164,843
 Charges from Allstate Life Insurance Company
   of New York
     Mortality and expense risk                             (143)          (119)        (76,212)               (56)       (28,287)
     Administrative expense                                  (11)            (9)         (5,645)                (4)        (2,095)
                                                       ----------   ------------    ------------    ---------------  -------------

       Net investment income (loss)                         (154)           967         106,659                (60)       134,461


 REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
 Realized gains (losses) from sales of investments:
     Proceeds from sales                                     123            189         324,982                 55        476,703
     Cost of investments sold                                117            182         276,808                 52        493,648
                                                       ----------   ------------    ------------    ---------------  -------------

       Net realized gains (losses)                             6              7          48,174                  3        (16,945)
                                                       ----------   ------------    ------------    ---------------  -------------

 Change in unrealized gains (losses)                      18,394          4,451       2,401,290              5,157       (181,607)
                                                       ----------   ------------    ------------    ---------------  -------------

       Net gains (losses) on investments                  18,400          4,458       2,449,464              5,160       (198,552)
                                                       ----------   ------------    ------------    ---------------  -------------


 CHANGE IN NET ASSETS
 RESULTING FROM OPERATIONS                              $ 18,246     $    5,425      $2,556,123      $       5,100    $   (64,091)
                                                       ==========   ============    ============    ===============  =============



(a) For the Period Beginning October 25, 1999 and Ended December 31, 1999


See notes to financial statements.

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------

                                                                     AIM Variable Insurance Funds Sub-Accounts
                                                         ------------------------------------------------------------------------

                                                                         For the Period Ended December 31, 1999
                                                         ------------------------------------------------------------------------

                                                           Global       Government                       Growth         High
                                                          Utilities     Securities        Growth       and Income     Yield (a)
                                                         -----------   ------------    ------------   ------------  -------------
 INVESTMENT INCOME
 Dividends                                                $  18,906     $   43,946      $  337,039     $  129,184    $       399
 Charges from Allstate Life Insurance Company
   of New York
     Mortality and expense risk                              (9,493)       (32,564)        (83,130)      (132,390)           (14)
     Administrative expense                                    (703)        (2,412)         (6,158)        (9,807)            (1)
                                                         -----------   ------------    ------------   ------------  -------------

       Net investment income (loss)                           8,710          8,970         247,751        (13,013)           384


 REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
 Realized gains (losses) from sales of investments:
     Proceeds from sales                                    157,147      2,759,791         423,990        458,270             15
     Cost of investments sold                               137,026      2,894,175         359,129        380,204             15
                                                         -----------   ------------    ------------   ------------  -------------

       Net realized gains (losses)                           20,121       (134,384)         64,861         78,066              -
                                                         -----------   ------------    ------------   ------------  -------------

 Change in unrealized gains (losses)                        236,069        (54,186)      1,792,381      3,178,263            (54)
                                                         -----------   ------------    ------------   ------------  -------------

       Net gains (losses) on investments                    256,190       (188,570)      1,857,242      3,256,329            (54)
                                                         -----------   ------------    ------------   ------------  -------------

 CHANGE IN NET ASSETS
 RESULTING FROM OPERATIONS                                $ 264,900     $ (179,600)     $2,104,993     $3,243,316    $       330
                                                         =======-===   ============    ============   ============  =============


(a) For the Period Beginning October 25, 1999 and Ended December 31, 1999


See notes to financial statements.

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------

                                                             AIM Variable Insurance Funds Sub-Accounts
                                                        ---------------------------------------------------------

                                                                  For the Period Ended December 31, 1999
                                                        ---------------------------------------------------------

                                                        International            Money
                                                           Equity                Market                 Value
                                                       --------------          ------------         -------------
 INVESTMENT INCOME
 Dividends                                                $  154,775            $   61,128           $   355,310
 Charges from Allstate Life Insurance Company
   of New York
     Mortality and expense risk                              (37,180)              (17,854)             (173,801)
     Administrative expense                                   (2,754)               (1,322)              (12,874)
                                                       --------------          ------------         -------------
       Net investment income (loss)                          114,841                41,952               168,635


 REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
 Realized gains (losses) from sales of investments:
     Proceeds from sales                                     300,780             1,206,358               530,128
     Cost of investments sold                                248,263             1,206,358               459,369
                                                       --------------          ------------         -------------
       Net realized gains (losses)                            52,517                     -                70,759
                                                       --------------          ------------         -------------
 Change in unrealized gains (losses)                       1,419,551                     -             3,419,919
                                                       --------------          ------------         -------------
       Net gains (losses) on investments                   1,472,068                     -             3,490,678
                                                       --------------          ------------         -------------

 CHANGE IN NET ASSETS
 RESULTING FROM OPERATIONS                                $1,586,909            $   41,952           $ 3,659,313
                                                       ==============          ============         =============


See notes to financial statements.

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------------

                                                               AIM Variable Insurance Funds Sub-Accounts
                                                 -------------------------------------------------------------------------

                                                   Aggressive                                                    Capital
                                                    Growth       Balanced          Capital Appreciation        Development
                                                 ------------  ------------   -----------------------------   ------------

                                                   1999 (a)      1999 (a)         1999             1998         1999 (a)
                                                 ------------  ------------   -------------   -------------   ------------
 FROM OPERATIONS
 Net investment income (loss)                     $     (154)   $      967     $   106,659     $    66,071     $      (60)
 Net realized gains (losses)                               6             7          48,174             760              3
 Change in unrealized gains (losses)                  18,394         4,451       2,401,290         457,939          5,157
                                                 ------------  ------------   -------------   -------------   ------------

 Change in net assets resulting from operations       18,246         5,425       2,556,123         524,770          5,100
                                                 ------------  ------------   -------------   -------------   ------------

 FROM CAPITAL TRANSACTIONS
 Deposits                                             43,819        49,251       2,073,160       2,056,465         17,015
 Benefit payments                                          -             -         (23,548)        (29,888)             -
 Payments on termination                                   -           (79)       (225,136)       (115,473)             -
 Contract maintenance charges                            (48)          (24)         (3,267)         (1,759)           (12)
 Transfers among the sub-accounts
      and with the Fixed Account - net               115,087        29,427         408,212        (181,131)        23,912
                                                 ------------  ------------   -------------   -------------   ------------

 Change in net assets resulting
      from capital transactions                      158,858        78,575       2,229,421       1,728,214         40,915
                                                 ------------  ------------   -------------   -------------   ------------

 INCREASE (DECREASE) IN NET ASSETS                   177,104        84,000       4,785,544       2,252,984         46,015

 NET ASSETS AT BEGINNING OF PERIOD                         -             -       4,304,137       2,051,153              -
                                                 ------------  ------------   -------------   -------------   ------------

 NET ASSETS AT END OF PERIOD                      $  177,104    $   84,000     $ 9,089,681     $ 4,304,137     $   46,015
                                                 ============  ============   =============   =============   ============


(a)  For the Period Beginning October 25, 1999 and Ended December 31, 1999


See notes to financial statements.

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------

                                                                AIM Variable Insurance Funds Sub-Accounts
                                                 ----------------------------------------------------------------------------

                                                     Diversified Income        Global Utilities        Government Securities
                                                 ------------------------- ------------------------ --------------------------

                                                     1999         1998         1999         1998        1999         1998
                                                 ------------ ------------ ------------ ----------- ------------ ------------
 FROM OPERATIONS
 Net investment income (loss)                     $  134,461   $   94,730   $    8,710   $   4,558   $    8,970   $   79,067
 Net realized gains (losses)                         (16,945)       7,969       20,121        (484)    (134,384)     109,308
 Change in unrealized gains (losses)                (181,607)     (85,959)     236,069      24,459      (54,186)     (23,404)
                                                 ------------ ------------ ------------ ----------- ------------ ------------


 Change in net assets resulting from operations      (64,091)      16,740      264,900      28,533     (179,600)     164,971
                                                 ------------ ------------ ------------ ----------- ------------ ------------

 FROM CAPITAL TRANSACTIONS
 Deposits                                          1,187,532    1,222,826      734,901     356,711      635,526    2,725,221
 Benefit payments                                    (12,220)     (32,778)      (3,120)     (4,815)    (661,198)           -
 Payments on termination                            (185,900)     (37,509)     (82,757)     (3,609)    (403,351)      (8,618)
 Contract maintenance charges                           (810)        (491)        (463)       (223)         317         (913)
 Transfers among the sub-accounts
      and with the Fixed Account - net               (46,215)     (98,970)     (53,342)    (93,970)  (1,749,948)     268,867
                                                 ------------ ------------ ------------ ----------- ------------ ------------

 Change in net assets resulting
      from capital transactions                      942,387    1,053,078      595,219     254,094   (2,178,654)   2,984,557
                                                 ------------ ------------ ------------ ----------- ------------ ------------

 INCREASE (DECREASE) IN NET ASSETS                   878,296    1,069,818      860,119     282,627   (2,358,254)   3,149,528
                                                 ------------ ------------ ------------ ----------- ------------ ------------

 NET ASSETS AT BEGINNING OF PERIOD                 1,764,822      695,004      394,504     111,877    3,572,174      422,646
                                                 ------------ ------------ ------------ ----------- ------------ ------------

 NET ASSETS AT END OF PERIOD                      $2,643,118   $1,764,822   $1,254,623   $ 394,504   $1,213,920   $3,572,174
                                                 ============ ============ ============ =========== ============ ============


See notes to financial statements.

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------

                                                           AIM Variable Insurance Funds Sub-Accounts
                                                 -------------------------------------------------------------------

                                                           Growth                 Growth and Income       High Yield
                                                 --------------------------  ---------------------------  ----------

                                                     1999          1998           1999          1998       1999 (a)
                                                 ------------  ------------  -------------  ------------  ----------
 FROM OPERATIONS
 Net investment income (loss)                      $ 247,751     $ 225,339      $ (13,013)     $ 21,895       $ 384
 Net realized gains (losses)                          64,861        29,091         78,066        17,916           -
 Change in unrealized gains (losses)               1,792,381       542,074      3,178,263     1,076,360         (54)
                                                 ------------  ------------  -------------  ------------  ----------

 Change in net assets resulting from operations    2,104,993       796,504      3,243,316     1,116,171         330
                                                 ------------  ------------  -------------  ------------  ----------

 FROM CAPITAL TRANSACTIONS
 Deposits                                          3,265,114     2,076,025      5,424,896     3,226,558      17,103
 Benefit payments                                    (26,647)       (7,214)       (46,523)      (82,435)          -
 Payments on termination                            (298,191)     (100,412)      (319,041)     (161,641)          -
 Contract maintenance charges                         (3,399)       (1,377)        (5,525)       (2,399)         (5)
 Transfers among the sub-accounts
      and with the Fixed Account - net               453,397        30,657        672,802        75,882           -
                                                 ------------  ------------  -------------  ------------  ----------

 Change in net assets resulting
      from capital transactions                    3,390,274     1,997,679      5,726,609     3,055,965      17,098
                                                 ------------  ------------  -------------  ------------  ----------

 INCREASE (DECREASE) IN NET ASSETS                 5,495,267     2,794,183      8,969,925     4,172,136      17,428

 NET ASSETS AT BEGINNING OF PERIOD                 4,185,527     1,391,344      6,602,044     2,429,908           -
                                                 ------------  ------------  -------------  ------------  ----------

 NET ASSETS AT END OF PERIOD                      $9,680,794    $4,185,527    $15,571,969    $6,602,044    $ 17,428
                                                 ============  ============  =============  ============  ==========


(a)  For the Period Beginning October 25, 1999 and Ended December 31, 1999


See notes to financial statements.

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                                  AIM Variable Insurance Funds Sub-Accounts
                                                ----------------------------------------------------------------------------------

                                                   International Equity             Money Market                  Value
                                                --------------------------  -------------------------  ---------------------------

                                                    1999          1998          1999          1998         1999           1998
                                                ------------  ------------  ------------  -----------  -------------  ------------
 FROM OPERATIONS
 Net investment income (loss)                    $  114,841    $   (7,420)   $   41,952    $  26,737    $   168,635    $  261,042
 Net realized gains (losses)                         52,517         5,640             -            -         70,759        32,103
 Change in unrealized gains (losses)              1,419,551       165,760             -            -      3,419,919     1,022,492
                                                ------------  ------------  ------------  -----------  -------------  ------------


 Change in net assets resulting from operations   1,586,909       163,980        41,952       26,737      3,659,313     1,315,637
                                                ------------  ------------  ------------  -----------  -------------  ------------

 FROM CAPITAL TRANSACTIONS
 Deposits                                         1,110,124       716,187     1,305,204      509,817     11,613,584     3,273,006
 Benefit payments                                   (27,341)       (6,664)      (28,371)     (36,887)       (57,538)       (7,168)
 Payments on termination                            (93,590)      (33,261)     (413,731)     (16,252)      (646,773)     (103,596)
 Contract maintenance charges                        (1,428)         (726)         (468)        (218)        (7,380)       (2,602)
 Transfers among the sub-accounts
      and with the Fixed Account - net              298,246        41,000      (295,054)      32,193        584,939       235,246
                                                ------------  ------------  ------------  -----------  -------------  ------------

 Change in net assets resulting
      from capital transactions                   1,286,011       716,536       567,580      488,653     11,486,832     3,394,886
                                                ------------  ------------  ------------  -----------  -------------  ------------

 INCREASE (DECREASE) IN NET ASSETS                2,872,920       880,516       609,532      515,390     15,146,145     4,710,523

 NET ASSETS AT BEGINNING OF PERIOD                1,963,126     1,082,610       968,052      452,662      7,150,077     2,439,554
                                                ------------  ------------  ------------  -----------  -------------  ------------

 NET ASSETS AT END OF PERIOD                     $4,836,046    $1,963,126    $1,577,584    $ 968,052    $22,296,222    $7,150,077
                                                ============  ============  ============  ===========  =============  ============


See notes to financial statements.

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.    ORGANIZATION

      Allstate Life of New York Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company of New York ("Allstate New York"). The assets of the Account are legally segregated from those of Allstate New York. Allstate New York is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

      Allstate New York issues two variable annuity contracts, the AIM Lifetime Plus-SM- ("Lifetime Plus") and the AIM Lifetime Plus-SM-II ("Lifetime Plus II"), the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. Absent any contract provisions wherein Allstate New York contractually guarantees either a minimum return or account value to the beneficiaries of the contractholders in the form of a death benefit, the contractholders bear the investment risk that the sub-accounts may not meet their stated objectives. The sub-accounts invest in the following underlying mutual fund portfolios of the AIM Variable Insurance Funds (the "Funds").

            Aggressive Growth                   Growth
            Balanced                            Growth and Income
            Capital Appreciation                High Yield
            Capital Development                 International Equity
            Diversified Income                  Money Market
            Global Utilities                    Value
            Government Securities

      Allstate New York provides insurance and administrative services to the contractholders for a fee. Allstate New York also maintains a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return. Allstate New York has sole discretion to invest the assets of the Fixed Account, subject to applicable law.


2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      VALUATION OF INVESTMENTS - Investments consist of shares of the Funds, and are stated at fair value based on quoted market prices at December 31, 1999.

      INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

      REALIZED GAINS AND LOSSES - Realized gains and losses represent the difference between the proceeds from sales of portfolio shares by the Account and the cost of such shares, which is determined on a weighted average basis.

      FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Allstate New York. Allstate New York is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income.

      USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.    EXPENSES

      ADMINISTRATIVE EXPENSE CHARGE - Allstate New York deducts administrative expense charges daily at a rate equal to .10% per annum of the average daily net assets of the Account for the Lifetime Plus and Lifetime Plus
      II. Allstate New York guarantees that the amount of this charge will not increase over the life of the contract.

      CONTRACT MAINTENANCE CHARGE - Allstate New York deducts an annual maintenance charge of $35 for Lifetime Plus and Lifetime Plus II on each contract anniversary and guarantees that this charge will not increase over the life of the contract. This charge will be waived if certain conditions are met.

      MORTALITY AND EXPENSE RISK CHARGE - Allstate New York assumes mortality and expense risks related to the operations of the Account and deducts charges daily based on the daily net assets of the Account. The mortality and expense risk charge covers insurance benefits available with the contract and certain expenses of the contract. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract. Allstate New York guarantees that the amount of this charge will not increase over the life of the contract. At the contractholder's discretion, additional options, primarily death benefits, may be purchased for an additional charge.

4. UNITS ISSUED AND REDEEMED

(Units in whole amounts)                                                 Unit activity during 1999
                                                               ---------------------------------------------
                                                                                                                 Accumulation
                                            Units Outstanding      Units         Units     Units Outstanding     Unit Value
                                            December 31, 1998     Issued       Redeemed    December 31, 1999  December 31, 1999
                                            -----------------  ------------  ------------  -----------------  -----------------
Investments in the AIM Variable Insurance
   Funds Sub-Accounts:
      Aggressive Growth                                  -         12,664             (3)            12,661    $         13.99
      Balanced                                           -          6,390             (8)             6,382              13.16
      Capital Appreciation                           287,336      167,925        (29,513)           425,748              21.35
      Capital Development                                -          3,949             (1)             3,948              11.66
      Diversified Income                             146,644      128,234        (47,677)           227,201              11.63
      Global Utilities                                25,418       45,026         (9,036)            61,408              20.43
      Government Securities                          301,983       79,492       (272,981)           108,494              11.19
      Growth                                         220,831      192,666        (30,283)           383,214              25.26
      Growth and Income                              361,890      324,260        (41,017)           645,133              24.14
      High Yield                                         -          1,751              -              1,751               9.96
      International Equity                           136,898      105,320        (21,528)           220,690              21.91
      Money Market                                    87,010      167,828       (117,406)           137,432              11.48
      Value                                          405,246      646,140        (64,309)           987,077              22.59


Units relating to accrued contract maintenance charges are included in units redeemed.